UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14a

(Rule 14a-101)

Schedule 14a Information

(Rule 14a-101)

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE

To Shareholders of Northern Funds,

Northern Institutional Funds and

Northern Multi-Manager Funds

Q U E S T I O N S  &  A N S W E R S

Although we encourage you to read the complete Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions, including a brief summary of the issues to be voted on.

Q	Why am I receiving this proxy statement?

A As described in the Proxy Statement, you are being asked to approve: (1) the election of Trustees who oversee your Fund and (2) an amended and restated investment advisory agreement between your Fund (except a Multi-Manager Fund) and its investment adviser reflecting a change in the termination and renewal date of the agreement to June 30 of each year.

Q	Who are the nominees for election as trustees?

A Seven current Trustees and one additional nominee, Casey Sylla, are standing for election to Northern Funds and Northern Institutional Funds. The Northern Multi-Manager Funds are overseen by a separate Board of Trustees. Six current Trustees, and one additional nominee, Casey Sylla, are standing for election to the Northern Multi-Manager Funds. Information about each of the nominees is set forth in the Joint Proxy Statement.

Q	How do the trustees of my Fund suggest that I vote?

A Your Trustees unanimously approved the proposals and recommend that you vote in favor of each proposal.

Q	How do I vote my shares?

A You can provide voting instructions:

•	Online. Go to www.proxyvote.com and follow the directions provided. Have your Control Number (printed on the proxy card) ready.

•	By phone. Call 800-690-6903 and follow the recorded instructions. Have your Control Number (printed on the proxy card) ready.

•	By mail. Sign and date the proxy card and mail it in the postage-paid envelope provided.

•	In person. You may also attend the Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

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Note: If you are invested in your Fund through your bank or broker/dealer, please reference the proxy card for the appropriate phone number.

Q	What should I do if I receive more than one proxy card?

A You are being sent a proxy card for each Fund account that you have. Please vote on all proposals shown on each proxy card that you receive.

Q	Will my vote make a difference?

A Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares that you own. Your vote is needed to ensure that the proposals can be acted upon. And, your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q	Who is paying for expenses related to the proxy and shareholder meeting?

A The Funds will pay for the expenses related to the preparation and assembling of the proxy statements and the holding of the shareholder meeting. Expenses are currently estimated at $475,000 for Northern Funds and $475,000 for Northern Institutional Funds. Northern Trust and other financial intermediaries that have entered into shareholder servicing agreements with the Funds will pay for all mailing expenses related to the solicitation of proxies.

Q	Where do I mail my proxy card?

A If you receive your proxy card in the mail, you may use the postage-paid envelope provided, or mail your proxy card to:

Northern Funds

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

Q	Who can I call if I have questions?

A We will be happy to answer your questions about the proxy statement. Simply call us at 800-595-9111 between the business hours of 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

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NORTHERN FUNDS

NORTHERN INSTITUTIONAL FUNDS

NORTHERN MULTI-MANAGER FUNDS

October 31, 2007

Dear Shareholder:

You are cordially invited to attend a Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds (each a “Trust” and collectively the “Trusts”), to be held on January 29, 2008 at 10:00 a.m. Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603.

At this important meeting, you will be asked to consider and take action on the following:

•	Proposal 1. Election of Trustees of each Trust and the Multi-Manager International Equity, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds.

•

Proposal 2. Approval of an amended and restated investment advisory agreement between your Fund (except a Multi-Manager Fund) and its investment adviser, reflecting a change in the termination and renewal date of the agreement to June 30 of each year.

We believe that these proposals are important and, if approved, will allow us to improve the Funds’ operations. You should carefully read the Proxy Statement that discusses each Proposal in detail.

The Board Members responsible for your Fund have approved the proposals and recommend that you vote “for” the proposals for your Fund.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions about these proposals, please call 800-595-9111.

Sincerely,

Lloyd A. Wennlund

President

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

A Special Joint Meeting of Shareholders (the “Meeting”) of each investment portfolio (the “Funds”) of Northern Funds and Northern Institutional Funds (each a “Trust” and collectively the “Trusts”) will be held on January 29, 2008 at 10:00 a.m. Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603, and any adjournments or postponements thereof (the “Meeting”) for the following purposes:

(1)	To elect eight Trustees of the Northern Funds’ and Northern Institutional Funds’ Boards and seven Trustees of the Multi-Manager Board.

(2)	To approve an amended and restated investment advisory agreement between each Fund, except a Multi-Manager Fund, and its investment adviser, reflecting a change in the termination and renewal date of the agreements to June 30 of each year.

(3)	To transact any other business that may properly come before the meeting.

Shareholders of record at the close of business on October 3, 2007 are entitled to notice of and to vote at the Meeting. The Joint Proxy Statement and accompanying material, or this Notice and Notice of Internet Availability of Proxy Materials are being mailed to shareholders on or about October 31, 2007.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND.

By Order of the Board of Trustees

of Northern Funds

By Order of the Board of Trustees

of Northern Institutional Funds

By Order of the Board of Trustees

of Northern Multi-Manager

International Equity,

Multi-Manager Mid Cap and

Multi-Manager Small Cap Funds

Diana E. McCarthy

Secretary

October 31, 2007

Even if you expect to attend the Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

(continued)

NORTHERN FUNDS

NORTHERN INSTITUTIONAL FUNDS

NORTHERN MULTI-MANAGER FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

JANUARY 29, 2008

JOINT PROXY STATEMENT

This joint proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees including, for Proposal 1, the nominees to the Boards (each a “Board” and collectively the “Boards”) of each of the Northern Funds; Northern Institutional Funds (each a “Trust” and collectively the “Trusts”); and Northern Multi-Manager International Equity, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds (the “Multi-Manager Funds”). The proxies are to be voted at a Special Joint Meeting of Shareholders of the investment portfolios of each of the Trusts and the Multi-Manager Funds (together, the “Funds”). The Special Joint Meeting will be held at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603, on January 29, 2008, at 10:00 a.m. Central time for the purposes set forth in the accompanying Notice of Meeting. The Special Joint Meeting and any adjournment or postponement thereof is referred to as the “Meeting.”

Each Board of each of the Trusts and the Multi-Manager Funds has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of the Funds that it oversees and their shareholders in light of the similar matters being considered and voted on by shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials, or a Notice of Meeting and a Notice of Internet Availability of Proxy Materials, are being sent to shareholders on or about October 31, 2007.

Shareholders of record of a Fund as of the close of business on October 3, 2007 (the “Record Date”) are entitled to attend and to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights.

Appendix A sets forth the number of shares of each Fund outstanding as of the close of business on the Record Date. Appendix B sets forth the information regarding shareholders known to beneficially own 5% or more of the outstanding shares of any class of any Fund as of the Record Date.

The Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust

Company (“Northern Trust”). In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

Please read this Joint Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A Shareholder may request, without charge, copies of a Fund’s most recent annual or semiannual shareholder report in writing to Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, by telephone at 800-595-9111 or by e-mail at northern-funds@ntrs.com.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a “Proposal” and collectively the “Proposals”) to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

Proposal	Shareholders Solicited
1.a Election of eight Trustees of Northern Funds	All Funds of Northern Funds, except Multi-Manager Funds, with shareholders of all Funds voting together as a single class

1.b Election of eight Trustees of Northern Institutional Funds	All Funds of Northern Institutional Funds, with shareholders of all Funds voting together as a single class

1.c Election of seven Trustees of the Multi-Manager Funds	Multi-Manager International Equity, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds, with shareholders of the Funds voting together as a single class

2. Approval of Amended and Restated Investment Advisory Agreements, reflecting a change in the termination and renewal date of the agreements to June 30 of each year	All Funds of Northern Institutional Funds and Northern Funds, except the Multi-Manager Funds, with shareholders of each Fund voting separately

PROPOSAL 1—ELECTION OF TRUSTEES

(All Funds)

Information About Current Trustees and Nominees For Election as Trustees

Northern Funds and Northern Institutional Funds. Each of the following eight individuals currently serves on the Board of the Northern Funds and the Board of the Northern Institutional Funds: William L. Bax, Richard G. Cline, Edward J. Condon, Jr., Sharon Gist Gilliam, Sandra Polk Guthman, Michael E. Murphy, Mary Jacobs Skinner and Richard P. Strubel (each a “Trustee, collectively, the “Trustees”). Mr. Cline, Chairman of the Boards of Northern Funds and Northern Institutional Funds, will retire from the Boards pursuant to the retirement provisions of each Trust’s by-laws as of December 31, 2007 and will not be a nominee. As of January 1, 2008, Mr. Strubel will become Chairman of the Boards of Northern Funds and Northern Institutional Funds. All of the Trustees are deemed to be noninterested persons of the Trusts within the meaning of the Investment Company Act of 1940 (the “1940 Act”), except Ms. Skinner who is deemed to be an “interested person” of the Trusts because she is a partner in a law firm which provides legal services to Northern Trust Corporation and its affiliates. Six of the current Trustees have been previously elected by shareholders.

Multi-Manager Funds. The Multi-Manager Funds are overseen by a separate Board (the “Multi-Manager Board”) of seven Trustees. Each of the foregoing Trustees, with the exception of Ms. Skinner, also serves on the Multi-Manager Board (each also a “Trustee, collectively, the “Trustees” or the “Multi-Manager Trustees”). Mr. Cline, Chairman of the Board of the Multi-Manager Funds, will retire from the Multi-Manager Board pursuant to the retirement provisions of the by-laws as of December 31, 2007 and will not be a nominee. As of January 1, 2008, Mr. Strubel will become Chairman of the Multi-Manager Board. Messrs. Cline and Murphy and Ms. Guthman are each deemed interested persons of the Multi-Manager Funds because they own shares of an entity that controls an investment sub-adviser to the Multi-Manager Funds. All of the Multi-Manager Board’s current Trustees have been elected by the sole shareholder upon inception of the Multi-Manager Funds.

At their respective meetings held on August 3, 2007, each Board determined to present the election of Trustees to hold office until their respective successors are elected and qualified. The Boards of the Northern Funds and Northern Institutional Funds each nominated seven of their current Trustees and a new Trustee, Casey Sylla, and the Board of the Multi-Manager Funds nominated six of its current Trustees and Casey Sylla (together, the “Nominees”). The Boards did not nominate for election Mr. Cline for the reasons stated above. If elected, Mr. Sylla would be a noninterested Trustee of each of the Boards. Information for each of the Trustees is provided below.

Each Nominee has consented to being named in this Proxy Statement and to serve if elected. No Trust knows of any reason why the Nominees would be unable or unwilling to serve if elected.

Each elected Trustee will hold office for an indefinite term until the earliest of:

•

the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting;

•	the date a Trustee resigns or retires, or a Trustee is removed by the applicable Board of Trustees or shareholders, in accordance with the respective Trust’s Agreement and Declaration of Trust; or

•

in accordance with the current by-laws of the respective Trust (which may be changed without shareholder vote), on the last day of the calendar year in which the Trustee attains the age of 72 years, 73 years in the case of the Audit Committee Financial Expert.

Normally, there will be no meetings of shareholders for the purpose of electing Trustees except as required by the 1940 Act. See “Additional Information – Shareholder Proposals.” The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

Board Consideration

After careful consideration, each Board concluded that it was in the best interests of shareholders to submit for their approval the election of each of the Nominees, even if previously elected. Each Board considered that the election of Trustees provided flexibility to add new Trustees to a Board. In considering the Nominees for election, the Board members took into account the qualifications of each Nominee and the concern for the continued efficient conduct of each Fund’s business. In particular, the Board members considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Nominees in particular.

The proxies will vote for the election of each applicable Nominee unless you withhold authority to vote for any or all of them in the proxy. If an executed proxy card is received without voting instructions, the shares will be voted for the Nominees named on the proxy card. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the applicable Board may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

Proposals 1(a) and 1(b) – Nominees for Board of Northern Funds, except the Multi-Manager Funds, and Northern Institutional Funds

The following table sets forth certain information about the Nominees for the Boards of the Northern Funds, except the Multi-Manager Funds, and Northern Institutional Funds. The Northern Funds Complex consists of each Trust. As of the date of this Joint Proxy Statement, Northern Funds offered 38 portfolios and Northern Institutional Funds offered 22 portfolios.

NOMINEES FOR ELECTION AS NONINTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH EACH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)
William L. Bax Age: 63 Trustee of Northern Funds since 2005 Trustee of Northern Institutional Funds since 2005

•       Managing Partner of PricewaterhouseCoopers – Chicago (an accounting firm) from 1997 to 2003.

•       Director of Big Shoulders Fund since 1997.

•       Director of Children’s Memorial Hospital since 1997.

•       Trustee of DePaul University since 1998

•       Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005.

• Andrew Corporation (a manufacturer of radio frequency equipment); • Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee of Northern Funds since 2000 Trustee of Northern Institutional Funds since 1994

•       Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993.

•       Principal and Co-Founder of Paradigm Capital, Ltd. since 1996.

•       Senior Partner of NewEllis Ventures since 2001.

•       Member of the Board of Managers of The Liberty Hampshire Company, LLC (a receivable securitization company) from 1996 to 2001.

•       Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004.

• None

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH EACH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)

•       Member and Director of the Illinois Venture Capital Association since 2001.

•       Trustee at Dominican University from 1996 to 2005.

•       Member of the Board of Directors of the Chicago Children’s Museum since 2001.

•       Member of the Board of Governors of the Metropolitan Club since 2003.

•       Member of the Advisory Board of AAVIN Equity Partners since 2005.

•       Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003.

•       Member of the National Advisory Board of National Domestic Violence Hotline since 2005.

•       Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

Sharon Gist Gilliam Age: 64 Trustee of Northern Funds since 2001 Trustee of Northern Institutional Funds since 2001

•       CEO of Chicago Housing Authority since 2006.

•       Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•       Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006.

• None

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH EACH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)
Sandra Polk Guthman Age: 63 Trustee of Northern Funds since 2000 Trustee of Northern Institutional Funds since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993. • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael E. Murphy Age: 70 Trustee of Northern Funds since 1998 Trustee of Northern Institutional Funds since 2000	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 68 Chairman of the Board of each Trust since January 1, 2008 Trustee of Northern Funds since 2000 Trustee of Northern Institutional Funds since 1982

•       Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003.

•       President, Chief Operating Officer and Director of UNext Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey Sylla Trustee Nominee Age: 64

•       Senior Vice President and Member of the Senior Management Team, The Allstate Corporation from 1995 to 2007.

•       Chief Investment Officer, The Allstate Corporation and President of Allstate Investments, LLC from 1995 to 2002.

•       Chairman and President of the Allstate Financial Group from 2002 to 2007.

• GATX Corporation.

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH EACH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)
• Chairman of the Investment Committee, Legal and General Investment Management-America from March 2007 to present. • Board Member University of Wisconsin – Eau Claire Foundation from 2006 to present.

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NOMINEE FOR ELECTION AS INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH EACH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)
Mary Jacobs Skinner, Esq.(3) Age: 50 Trustee of Northern Funds since 1998 Trustee of Northern Institutional Funds since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(3)	An “interested person,” as defined by the 1940 Act. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

Required Vote

Because your Fund is a portfolio of either the Northern Funds or Northern Institutional Funds, your vote will be counted together with the votes of shareholders of the other portfolios of that Trust, voting as a single class in the election of Trustees, except the Multi-Manager Funds will vote separately for their Board, as discussed on page 13. Election of each Nominee requires a plurality of the shares voted at the Meeting. The eight Nominees to each Board who receive the highest number of votes cast at the Meeting will be elected as Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet that Trust’s quorum requirements. Cumulative voting is not permitted.

THE TRUSTEES OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

Proposal 1(c) – Nominees for Election to the Multi-Manager Board

The following table sets forth certain information about the Nominees for the Multi-Manager Board.

NOMINEES FOR ELECTION AS NONINTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)
William L. Bax Age: 63 Trustee since 2006

•   Managing Partner of PricewaterhouseCoopers – Chicago (an accounting firm) from 1997 to 2003.

•   Director of Big Shoulders Fund since 1997.

•   Director of Children’s Memorial Hospital since 1997.

•   Trustee of DePaul University since 1998.

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005.

• Andrew Corporation (a manufacturer of radio frequency equipment); • Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee since 2006

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993.

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996.

•   Senior Partner of NewEllis Ventures since 2001.

•   Member of the Board of Managers of The Liberty Hampshire Company, LLC (a receivable securitization company) from 1996 to 2001.

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004.

•   Member and Director of the Illinois Venture Capital Association since 2001.

• None

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)

•   Trustee at Dominican University from 1996 to 2005.

•   Member of the Board of Directors of the Chicago Children’s Museum since 2001.

•   Member of the Board of Governors of the Metropolitan Club since 2003.

•   Member of the Advisory Board of AAVIN Equity Partners since 2005.

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003.

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005.

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

Sharon Gist Gilliam Age: 64 Trustee since 2006

•   CEO of Chicago Housing Authority since 2006.

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•   Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006.

• None

Richard P. Strubel Age: 68 Chairman since 2008 and Trustee since 2006

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003.

•   President, Chief Operating Officer and Director of UNext Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)
Casey Sylla Trustee Nominee Age: 64

•   Senior Vice President and Member of the Senior Management Team, The Allstate Corporation from 1995 to 2007.

•   Chief Investment Officer, The Allstate Corporation and President of Allstate Investments, LLC from 1995 to 2002.

•   Chairman and President of the Allstate Financial Group from 2002 to 2007.

•   Chairman of the Investment Committee, Legal and General Investment Management-America from March 2007 to present.

•   Board Member University of Wisconsin – Eau Claire Foundation from 2006 to present.

• GATX Corporation.

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NOMINEES FOR ELECTION AS INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY NOMINEE(2)
Sandra Polk Guthman(3) Age: 63 Trustee since 2006	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993. • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael E. Murphy(3) Age: 70 Trustee since 2006	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc; • GATX Corporation (a railcar leasing and financial services company).

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(3)	An “interested person,” as defined by the 1940 Act. Mr. Murphy is deemed to be an “interested” Trustee because he beneficially owns shares of Wachovia Corp., The Goldman Sachs Group, Inc. and Bank of America, parent companies of Metropolitan West Capital Management, LLC, Goldman Sachs Asset Management, and Marsico Capital Management LLC (“Marsico”), respectively, sub-advisers to certain of the Multi-Manager Funds. Ms. Guthman is considered an “interested” Trustee because she beneficially owns shares of Bank of America, parent company of Marsico. Marsico has notified the Funds that it is currently undergoing a change of control after which Bank of America will no longer be its corporate parent. The closing of this transaction is scheduled for the fourth quarter of 2007. After this transaction is completed, Ms. Guthman’s status as a noninterested Trustee will be restored.

Required Vote

Shareholders of the Multi-Manager International Equity, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds will vote together as a single class in the election of Trustees to the Board of the Multi-Manager Funds. Election of each Nominee requires a plurality of the shares voted at the Meeting. The seven

Nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements. Cumulative voting is not permitted.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

Additional Information

The following table sets forth information regarding the officers of each Trust. The Officers are appointed by each Board and hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified. Certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

OFFICERS OF THE TRUSTS

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 50 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 51 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Debra A. Mairs Age: 45 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2006	Vice President and Director of Compliance of Northern Trust Investments, N.A.; Vice President, Director of Compliance and CCO of Northern Trust Securities, Inc. since 2006; Vice President of Northern Trust Securities, Inc. from 2004 to 2006; Chief Operating Officer at Melvin Securities, Inc. from 1999 to 2004.

Brian P. Ovaert Age: 45 50 Bank Street Canary Wharf London, E145NT Assistant Treasurer since 2005	Executive Vice President and Head of Worldwide Fund Administration at The Northern Trust Company overseeing Fund Accounting, Transfer Agent and Fund Administration functions since 1998; Treasurer of the Trust from 2002 to 2005.

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Diana E. McCarthy, Esq. Age: 56 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002; Associate at Drinker Biddle & Reath LLP from 1994 to 2002.

Linda J. Hoard, Esq. Age: 59 99 High Street, 27th Floor Boston, MA 02110 Assistant Secretary since 1999	Senior Counsel and Senior Vice President at PFPC Inc. since 1998.

Remuneration of the Trustees and Officers

Each Trust pays the fees of its respective Trustees. The Trusts’ officers do not receive fees from the Trusts for services in such capacities, although PFPC, of which Ms. Hoard is also an officer, receives fees from the Trusts for administrative services. Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trusts for legal services. Northern Trust Corporation and/or its affiliates, of which Mses. Hill and Mairs and Messrs. Ovaert, Rein, Schweitzer and Wennlund are officers, receive fees from the Trusts as Investment Adviser, Co-Administrator, Custodian, Transfer Agent, Securities Lending Agent and/or shareholder servicing fees.

Trustees are paid an annual retainer plus chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. The Trusts do not provide pension or retirement benefits to the Trustees. The Trusts’ officers who are employees of Northern Trust or its affiliates are paid by Northern Trust or its affiliates.

Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trusts may invest in underlying securities without shareholder approval.

The compensation paid by each Trust to its Trustees is set forth in Appendix D.

Trustee Ownership of Fund Shares

The following table shows the dollar range of the value of shares of each Fund, and the dollar value of the shares of all Funds in the Northern Funds Complex, owned directly or beneficially by the Trustees, including the Nominees, as of December 31, 2006. The Northern Funds Complex consists of the Trusts.

Name of Trustee or Nominee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies*
William L. Bax	Select Equity Fund: $10,001 – $50,000	$10,001 – $50,000

Richard G. Cline**	Money Market Fund: Over $100,000	Over $100,000

Edward J. Condon, Jr.	International Growth Equity Fund: $50,001 – $100,000 Mid Cap Growth Fund: $10,001 – $50,000 Select Equity Fund: Over $100,000 Small Cap Index Fund: $10,001 – $50,000	Over $100,000

Name of Trustee or Nominee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies*
Sharon Gist Gilliam	None	None

Sandra Polk Guthman

Enhanced Large Cap Fund: $10,001 – $50,000

Growth Equity Fund: $50,001 – $100,000

Large Cap Value Fund: $10,001 – $50,000

Money Market Fund: $10,001 – $50,000

Select Equity Fund: $50,001 – $100,000

Short Bond Portfolio: Over $100,000***

Diversified Assets Portfolio – Over $100,000***

Over $100,000

Michael E. Murphy	Growth Equity Fund: Over $100,000 Large Cap Value Fund: Over $100,000 Select Equity Fund: Over $100,000 Small Cap Value Fund: Over $100,000 Stock Index Fund: Over $100,000	Over $100,000

Mary Jacobs Skinner

Growth Equity Fund: $10,001 – $50,000

Mid Cap Growth Fund: $10,001 – $50,000

Money Market Fund: $10,001 – $50,000

Select Equity Fund: $50,001 – $100,000

Small Cap Growth Fund: $10,001 – $50,000

Technology Fund: $10,001 – $50,000

Over $100,000

Richard P. Strubel	Small Cap Growth Fund: Over $100,000 Growth Equity Fund: Over $100,000 Mid Cap Growth Fund: Over $100,000 Money Market Fund: $10,001 – $50,000	Over $100,000

Casey Sylla****	None	None

*	The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2006, Northern Funds offered 35 portfolios and Northern Institutional Funds offered 22 portfolios.

**	Mr. Cline will retire from the Boards of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds as of December 31, 2007.

***	Shares held through a foundation for which the Trustee has limited investment discretion with respect to the foundations account for cash management purposes.

****	Mr. Sylla was not a Trustee on December 31, 2006.

Interests of Certain Noninterested Nominees

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC, Northern Funds Distributors, LLC and their respective affiliates. The Trusts have been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trusts’ service providers, the Trusts themselves require no employees.

As of October 3, 2007, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Board Meetings, Committees and Other Related Matters

Each Board is responsible for overseeing generally the operation of its respective Funds, including reviewing and approving the Funds’ contracts with its investment advisers. The officers are responsible for the day-to-day management and administration of the Funds’ operations. The Northern Funds Board met five times during the year ended December 31, 2006. The Northern Institutional Funds Board met four times during the year ended December 31, 2006. The Northern Multi-Manager Funds Board met three times during the year ended December 31, 2006. Each Trustee attended or participated telephonically in at least 75% of all applicable Board and Committee meetings. None of the Boards has a policy regarding Trustee attendance at special meetings of shareholders. A shareholder may send communications to a Board by writing the Board c/o Secretary of the Trust (Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103).

Committees of Boards of Northern Funds and Northern Institutional Funds

The Boards of Northern Funds and Northern Institutional Funds have each established standing Audit, Governance and Valuation Committees.

Each Audit Committee currently consists of four non-interested members: Messrs. Condon (Chairperson), Bax and Strubel and Ms. Gilliam. The Audit Committee of each Board oversees the audit process and provides assistance to the full Board of Trustees for fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other nonaudit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2007, the Audit Committee of the Northern Funds convened five times. During the fiscal year ended November 30, 2006, the Audit Committee of the Northern Institutional Funds convened five times.

Each Governance Committee consists of three noninterested members: Ms. Guthman (Chairperson) and Messrs. Bax and Strubel. The functions performed by each Governance Committee include, among other things, selecting and nominating candidates to serve as Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO. During the fiscal years ended March 31, 2007 and November 30, 2006, respectively, the Governance Committee of the applicable Trust convened three times. A copy of the Boards’ Governance Committee Charter is attached as Appendix E.

In connection with the selection and nomination of candidates to the Board of Trustees, the Committee is required to evaluate the qualifications of candidates for Board membership and, for Independent Trustees, their independence from the Trust’s investment advisers and other principal service providers. Persons selected as Independent Trustees must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee is also required to consider the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address and should be directed to the attention of Northern Funds or Northern Institutional Funds Governance Committee, as the case may be. The applicable Governance Committee has selected and nominated the Nominees for election at the Meeting.

Each Valuation Committee consists of three members: Messrs. Murphy (Chairperson) and Strubel and Ms. Skinner. Each Valuation Committee is authorized to act for the respective Board in connection with the valuation of portfolio securities of the respective Trust’s non-money market Funds in accordance with the Trust’s valuation procedures. During the fiscal years ended March 31, 2007, and November 30, 2006, respectively, the Valuation Committee of the applicable Trust convened four times.

Committees of the Northern Multi-Manager Board

The Northern Multi-Manager Board has one standing committee, the Audit Committee.

The Audit Committee currently consists of four non-interested members: Messrs. Condon (Chairperson), Bax and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees for fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Multi-Manager Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other nonaudit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2007, the Multi-Manager Board’s Audit Committee convened three times.

The Multi-Manager Board determined that a standing nominating committee is unnecessary and that the Independent Trustees will carry out the functions of a nominating committee. In connection with the selection and nomination of candidates to the Board, the Independent Trustees of the Multi-Manager Board evaluate the qualifications of candidates for Board membership and, for the Independent Trustees, their independence from the Trust’s investment advisers, sub-advisers and other principal service providers. Persons selected as Independent Trustees must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also considers the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). In filling Board vacancies, the Independent Trustees will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address and should be directed to the attention of the Secretary. The Independent Trustees have selected and nominated the Nominees for election to the Multi-Manager Board at the Meeting.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED ABOVE.

PROPOSAL 2—APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENTS

(All Funds except the Multi-Manager Funds)

Overview

Each Fund’s current investment advisory agreement (“Advisory Agreements”) states that it will continue in effect for that Fund for successive 12-month periods, provided that the continuance is approved at least annually by a certain date (“Renewal Date”) of each year. The Renewal Date currently specified in the Advisory Agreements is March 31 for the Northern Funds, other than the Multi-Manager Funds, and April 30 for the Northern Institutional Funds. After careful consideration, the Trustees concluded that it would be in the best interests of shareholders to amend and restate the Advisory Agreements with respect to all Funds (except the Multi-Manager Funds) to change the Renewal Date to June 30 for each Fund, and submit the proposed amended and restated investment advisory agreements (“Proposed Amended and Restated Advisory Agreements”) to each applicable Fund’s shareholders for their approval. The Trustees considered that such a change would allow for more time for management to assemble calendar year-end information as part of the materials for their consideration of the continuation of the Advisory Agreements. They also determined that, although there were a number of changes to update the Proposed Amended and Restated Advisory Agreements, the only change of substance was the change of the Renewal Date to June 30. Importantly, there are no changes to the Funds’ advisory fees. The Trustees considered that the Renewal Date change would not affect the compensation paid to the Investment Advisers nor the level and quality of services provided to the Funds. If shareholders approve this Proposal, each Fund’s agreement will terminate by June 30 of each year unless the continuation of the agreement is approved by such date. If a Fund’s shareholders do not approve this Proposal for their Fund, none of the Funds will enter into the Amended and Restated Advisory Agreements – the practical effect of which will be that the Renewal Date for your Fund will remain March 31 or April 30, as the case may be.

The Proposed Amended and Restated Advisory Agreements for the applicable Funds are attached to this Proxy Statement as Appendices G-I. The Proposed Amended and Restated Advisory Agreements contain a number of changes to update the Agreements, but the only change of substance is the change of the Renewal Date to June 30. Both the Trusts’ Advisory Agreements and the Proposed Amended and Restated Advisory Agreements: (1) continue in effect for a Fund from year to year so long as such continuance is approved annually by the majority of the Trusts’ Independent Trustees and by either a majority of the outstanding voting shares of the Funds or the Trustees; (2) may be terminated without payment of penalty by the Trust or by the Investment Adviser on 60 days’ notice, and terminates automatically in the event of its assignment; and (c) may not be amended without the approval of the majority of Trusts’ Trustees, including a majority of the Independent Trustees, and to the extent required by the 1940 Act, a majority of the outstanding voting shares of the Funds.

Information Regarding the Investment Advisers

Currently, Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), (each an “Investment Adviser” and collectively, the “Investment Advisers”) serve jointly as the investment advisers of the Global Fixed Income Fund, International Growth Equity Fund and the International Growth Portfolio under the respective Advisory Agreements with the Trusts. NTI serves as the investment adviser of each of the other Funds under the respective Advisory Agreements with the Trusts. Under the Advisory Agreements, each Investment Adviser, subject to the general supervision of the Trusts’ Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

Each Investment Adviser is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal wholly-owned subsidiary of Northern Trust Corporation, a financial holding company. As of June 30, 2007, Northern Trust Corporation had assets under custody of $4 trillion, and assets under investment management of $767 billion. NTI is located at 50 South LaSalle Street, Chicago, IL 60603, and NTGIL is located at 50 Bank Street, Canary Wharf, London, E145NT, United Kingdom.

Attached as Appendix F is information about NTI and NTGIL’s principal executive officers and directors.

The Amended and Restated Investment Advisory Agreements

The Advisory Agreements were approved by the sole shareholder of each Fund upon the Fund’s inception. The Advisory Agreements have not been submitted previously to a shareholder vote, with the exception of the shareholders of: the International Growth Portfolio on September 2, 1997; the U.S. Government Securities Portfolio on January 26, 1998; and, the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Municipal Money Market, California Tax-Exempt, Fixed Income, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Income Equity, Intermediate Tax-Exempt, International Growth Equity, Mid Cap Growth, Money Market, Municipal Money Market, Short-Intermediate U.S. Government, Select Equity, Small Cap Value, Small Cap Growth, Small Cap Index, Stock Index, Tax-Exempt, Technology Fund, U.S.

Government, U.S. Government Money Market and U.S. Government Select Money Market Funds on March 21, 2000, in which those funds’ sole shareholders were deemed to have approved the Advisory Agreement for such funds upon reorganization of the Trust in Delaware.

Northern Funds currently has two agreements that govern the investment advisory services provided to its portfolios. The first agreement is the Investment Advisory and Ancillary Services Agreement, dated July 31, 2000, as amended from time to time, among Northern Funds, NTI and NTGIL. Pursuant to that agreement, Northern Funds has appointed NTI and NTGIL to act as co-investment advisers to the Global Fixed Income and International Growth Equity Fund, and NTI to act as investment adviser to the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Municipal Money Market Fund, California Tax-Exempt Fund, Fixed Income Fund, Growth Equity Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Income Equity Fund, Intermediate Tax-Exempt Fund, Mid Cap Growth Fund, Money Market Fund, Municipal Money Market Fund, Select Equity Fund, Short-Intermediate U.S. Government Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, Tax-Exempt Fund, Technology Fund, U.S. Government Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund.

The second agreement is the Investment Advisory and Ancillary Services Agreement, dated August 2, 2000, as amended from time to time, between Northern Funds and NTI. Pursuant to that agreement, Northern Funds has appointed NTI to act as investment adviser to the Bond Index Fund, Emerging Markets Equity Fund, Enhanced Large Cap Fund, Global Real Estate Index Fund, International Equity Index Fund, Large Cap Value Fund, Mid Cap Index Fund and Short-Intermediate Tax-Exempt Fund. These two Investment Advisory and Ancillary Services Agreements are virtually identical, except as to advisory fees, and have been consolidated into one amended and restated agreement, a form of which is included in Appendix G.

Northern Institutional Funds currently has three substantially identical (except for advisory fees) agreements that govern the investment advisory services provided to its portfolios. The first agreement is the Investment Advisory Agreement, dated March 31, 1998, as amended from time to time, among Northern Institutional Funds, NTI and NTGIL. Pursuant to that agreement, Northern Institutional Funds has appointed NTI and NTGIL to act as co-investment advisers to the International Growth Portfolio, and NTI to act as investment adviser to the Balanced Portfolio, Bond Portfolio, Diversified Assets Portfolio, Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio, Government Portfolio, Government Select Portfolio, Intermediate Bond Portfolio, International Equity Index Portfolio, Mid Cap Growth Portfolio, Municipal Portfolio, Short

Bond Portfolio, Small Company Growth Portfolio, Small Company Index Portfolio, Tax-Exempt Portfolio, U.S. Government Securities Portfolio and U.S. Treasury Index Portfolio.

The second agreement is the Investment Advisory Agreement, dated March 1, 2001, as amended from time to time, between Northern Institutional Funds and NTI. Pursuant to that agreement, Northern Institutional Funds has appointed NTI to act as investment adviser to the Core Bond Portfolio and Prime Obligations Portfolio. These two Investment Advisory Agreements have been consolidated into one amended and restated agreement, a form of which is included in Appendix H.

The third agreement is the Investment Advisory Agreement, dated July 31, 2001, between Northern Institutional Funds and NTI. Pursuant to that agreement, Northern Institutional Funds has appointed NTI to act as investment adviser to the Liquid Assets Portfolio. A form of the amended and restated agreement for the Liquid Assets Portfolio is included as Appendix I.

All of these Investment Advisory Agreements have been approved by the initial sole shareholder of the Funds upon inception. None of these Agreements, however, has been submitted to a voted by shareholders.

Compensation to Investment Advisers

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NORTHERN FUNDS

	CONTRACTUAL RATE	ADVISORY FEE PAID
Fund	For Fiscal Year Ended 3/31/07	For Fiscal Year Ended 3/31/07
Arizona Tax-Exempt Fund	0.55%	0.55%
Bond Index Fund(1)	0.15	0.15
California Intermediate Tax-Exempt Fund	0.55	0.55
California Municipal Money Market Fund	0.40	0.40
California Tax-Exempt Fund	0.55	0.55
Emerging Markets Equity Fund(2)	0.35	0.35
Enhanced Large Cap Fund	0.30	0.30
Fixed Income Fund	0.70	0.70
Global Fixed Income Fund	0.85	0.85
Global Real Estate Index Fund(3)	0.35	0.35
Growth Equity Fund	0.85	0.85

	CONTRACTUAL RATE	ADVISORY FEE PAID
Fund	For Fiscal Year Ended 3/31/07	For Fiscal Year Ended 3/31/07
High Yield Fixed Income Fund	0.70%	0.70%
High Yield Municipal Fund	0.65	0.65
Income Equity Fund	0.85	0.85
Intermediate Tax-Exempt Fund	0.55	0.55
International Equity Index Fund	0.25	0.25
International Growth Equity Fund	1.00	1.00
Large Cap Value Fund	0.85	0.85
Mid Cap Growth Fund	0.85	0.85
Mid Cap Index Fund	0.20	0.20
Money Market Fund	0.40	0.40
Municipal Money Market Fund	0.40	0.40
Select Equity Fund	0.85	0.85
Short-Intermediate Tax-Exempt Fund(4)	0.50	N/A
Short-Intermediate U.S. Government Fund	0.70	0.70
Small Cap Growth Fund	1.00	1.00
Small Cap Index Fund	0.20	0.20
Small Cap Value Fund	0.85	0.85
Stock Index Fund	0.10	0.10
Tax-Exempt Fund	0.55	0.55
Technology Fund	1.00	1.00
U.S. Government Fund	0.70	0.70
U.S. Government Money Market Fund	0.40	0.40
U.S. Government Select Money Market Fund	0.40	0.40

(1)	The Fund commenced operations on February 27, 2007.
(2)	The Fund commenced operations on April 25, 2006.
(3)	The Fund commenced operations July 26, 2006.
(4)	The Fund commenced operations on August 22, 2007.

NORTHERN INSTITUTIONAL FUNDS

	CONTRACTUAL RATE	ADVISORY FEE PAID
Fund	For Fiscal Year Ended 11/30/06	For Fiscal Year Ended 11/30/06
Balanced Portfolio	0.60%	0.50%
Bond Portfolio	0.40	0.25
Core Bond Portfolio	0.40	0.25
Diversified Assets Portfolio	0.25	0.25
Diversified Growth Portfolio	0.75	0.65
Equity Index Portfolio*	0.10	0.10

	CONTRACTUAL RATE	ADVISORY FEE PAID
Fund	For Fiscal Year Ended 11/30/06	For Fiscal Year Ended 11/30/06
Focused Growth Portfolio	0.85%	0.75%
Government Portfolio	0.25	0.25
Government Select Portfolio	0.20	0.10
Intermediate Bond Portfolio	0.40	0.25
International Equity Index Portfolio	0.25	0.25
International Growth Portfolio	0.90	0.80
Liquid Assets Portfolio	0.25	0.00
Mid Cap Growth Portfolio	0.90	0.80
Municipal Portfolio	0.20	0.10
Prime Obligations Portfolio	0.15	0.10
Short Bond Portfolio	0.40	0.25
Small Company Growth Portfolio	0.95	0.80
Small Company Index Portfolio	0.20	0.20
Tax-Exempt Portfolio	0.25	0.25
U.S. Government Securities Portfolio	0.40	0.25
U.S. Treasury Index Portfolio	0.30	0.15

*	The contractual rate prior to April 1, 2006, for the Equity Index Portfolio was 0.20%.

The following tables show the dollar amount of fees payable to the Investment Advisers for their services for each Fund, after voluntary fee waivers and/or expense reimbursements by the Investment Advisers, if any, for the Northern Funds’ and Northern Institutional Funds’ fiscal years ended March 31, 2007, and November 30, 2006, respectively. The Investment Advisers may, at their discretion, voluntarily waive all or any portion of their advisory fees for any Fund or voluntarily reimburse expenses of the Funds. The Investment Advisers did not waive any portion of their advisory fees for any of the Northern Funds portfolios during the fiscal year ended March 31, 2007. However, the Investment Advisers voluntarily reimbursed expenses of the Northern Funds in the amounts shown below. The Investment Advisers waived their advisory fees for or reimbursed expenses of the Northern Institutional Funds portfolios in the amounts shown on page 28.

NORTHERN FUNDS

Fund	Advisory Fees Payable to Investment Advisers	Expenses Reimbursed to Funds
Arizona Tax-Exempt Fund	$286,136	$137,170
Bond Index Fund(1)	16,645	52,545
California Intermediate Tax-Exempt Fund	470,251	151,006
California Municipal Money Market Fund	4,663,883	1,562,376
California Tax-Exempt Fund	545,163	168,246
Emerging Markets Equity Fund(2)	718,743	0
Enhanced Large Cap Fund	236,962	140,014
Fixed Income Fund	6,318,937	848,241
Global Fixed Income Fund	267,567	142,991
Global Real Estate Index Fund(3)	570,422	193,113
Growth Equity Fund	5,308,898	1,021,755
High Yield Fixed Income Fund	11,104,694	1,499,702
High Yield Municipal Fund	1,766,876	338,272
Income Equity Fund	3,230,044	885,481
Intermediate Tax-Exempt Fund	3,160,748	559,221
International Equity Index Fund	3,123,673	2,239,408
International Growth Equity Fund	12,886,084	1,730,488
Large Cap Value Fund	10,020,634	913,181
Mid Cap Growth Fund	1,952,459	410,676
Mid Cap Index Fund	616,466	686,263
Money Market Fund	42,427,474	13,932,265
Municipal Money Market Fund	23,003,848	7,623,590
Select Equity Fund	1,734,755	502,131
Short-Intermediate Tax-Exempt Fund(4)	N/A	N/A
Short-Intermediate U.S. Government Fund	932,836	193,760
Small Cap Growth Fund	564,569	158,346
Small Cap Index Fund	819,080	895,386
Small Cap Value Fund	5,542,944	1,576,914
Stock Index Fund	546,089	898,622
Tax-Exempt Fund	2,858,893	542,386
Technology Fund	1,725,784	228,283
U.S. Government Fund	1,014,227	236,296
U.S. Government Money Market Fund	3,064,216	1,098,558
U.S. Government Select Money Market Fund	4,122,495	1,457,623

(1)	The Fund commenced operations on February 27, 2007.
(2)	The Fund commenced operations on April 25, 2006.
(3)	The Fund commenced operations on July 26, 2006.
(4)	The Fund commenced operations on August 22, 2007.

NORTHERN INSTITUTIONAL FUNDS

Fund	Advisory Fees Payable to Investment Advisers	Waived Amounts
Balanced Portfolio	$632,022	$126,405
Bond Portfolio	695,130	417,079
Core Bond Portfolio	423,045	253,827
Diversified Assets Portfolio	28,366,511	0
Diversified Growth Portfolio	237,379	36,520
Equity Index Portfolio	765,826	260,169
Focused Growth Portfolio	748,328	99,777
Government Portfolio	7,131,669	0
Government Select Portfolio	4,808,551	4,808,597
Intermediate Bond Portfolio	82,166	49,299
International Equity Index Portfolio	283,334	0
International Growth Portfolio	1,499,358	187,420
Liquid Assets Portfolio	0	6,156,903
Mid Cap Growth Portfolio	115,876	14,484
Municipal Portfolio	1,931,819	1,931,838
Prime Obligations Portfolio	1,352,448	676,230
Short Bond Portfolio	400,140	240,085
Small Company Growth Portfolio	36,770	6,894
Small Company Index Portfolio	143,710	0
Tax-Exempt Portfolio	1,732,639	0
U.S. Government Securities Portfolio	179,226	107,536
U.S. Treasury Index Portfolio	74,629	74,629

During the fiscal years ended March 31, 2007, and November 30, 2006, respectively, no commissions were paid to affiliated brokers by any Northern Funds or Northern Institutional Funds. During the fiscal years ended March 31, 2007, and November 30, 2006, NTI provided Co-Administration and TNTC provided Transfer Agency, Custodial and Foreign Custodial services to the Trusts and received the fees set forth in Appendix J. During this same period, TNTC acted as securities lending agent for Northern Institutional Funds and received fees for these services as set forth in Appendix J. It is anticipated that NTI and TNTC will continue to provide all of the foregoing services to the Funds after the date of approval of Proposal 2.

Each Board Evaluation and Recommendation

At the August 2-3, 2007, quarterly meeting of the Board of Trustees, and after careful consideration, the Trustees approved the Proposed Amended and Restated Advisory Agreements, subject to shareholder approval. The Trustees determined that it would be in the best interest of shareholders if the Renewal Date was changed from March 31 (for Northern Funds) and April 30 (for Northern Institutional Funds) to June 30. The Trustees considered that such a change would allow for more time for management to assemble calendar year-end information as part of the materials for their consideration of the continuation of the Advisory Agreements. They also determined that, although there were a number of changes to update the Proposed Amended and Restated Advisory Agreements, the only change of substance was the change of the Renewal Date to June 30. The Trustees considered that the Renewal Date change would not affect the compensation paid to the Investment Advisers nor the level and quality of services provided to the Funds.

The Trustees last approved the continuation of the Advisory Agreements of Northern Funds and Northern Institutional Funds at a meeting held on February 15, 2007 (the “Annual Contract Meeting”). In addition, the Advisory Agreements for the Bond Index Fund (which commenced operations on February 27, 2007) and the Short-Intermediate Tax-Exempt Fund (which commenced operations on August 22, 2007) were initially approved by the Trustees at the Annual Contract Meeting and on August 2, 2007 (the “August Meeting” and together with the November Meeting and Annual Contract Meeting, the “Meetings”), respectively.

In preparation for the Trustees’ consideration of the Advisory Agreements at the Annual Contract Meeting, the Trustees reviewed information on the following topics for all of the Funds (except the Short-Intermediate Tax-Exempt Fund) at a meeting held on November 3, 2006 (the “November Meeting”): the Investment Advisers’ profitability; the qualifications of the Investment Advisers and their affiliates to provide services to the Funds; and policies adopted by the Investment Advisers regarding brokerage, trade allocations and other matters. The Trustees reviewed the matters for the Short-Intermediate Tax-Exempt Fund at the August Meeting.

In connection with the Meetings, the Trustees received written materials and oral presentations relating to the Trustees’ consideration of the Advisory Agreements, and at those meetings the Trustees also considered the Investment Advisers’ oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meetings without employees of the Investment Advisers present.

In evaluating the Advisory Agreements, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. Both in meetings specifically dedicated to the review of the Advisory Agreements and meetings held during the year, the Trustees received materials relating to the Investment

Advisers’ investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

Specifically in connection with the Trustees’ approval of the Advisory Agreements, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreements; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data, except for the Bond Index and Short-Intermediate Tax-Exempt Funds (which had no performance history); (iii) the contractual investment advisory fees, the actual investment advisory fees (after voluntary waivers) and the total expenses borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the investment advisory fees charged by the Investment Advisers to certain of the Investment Advisers’ other accounts; (v) the scope and depth of the Investment Advisers’ resources; (vi) the Investment Advisers’ staffing for the Funds and the experience of the portfolio managers; (vii) the Investment Advisers’ financial resources and their ability to attract and retain portfolio management talent; (viii) the fees paid by the Funds to the Investment Advisers and their affiliates for services, and the expenses incurred by them in connection with the provision of those services; (ix) the benefits received by the Investment Advisers and their affiliates from their relationships with the Funds; and (x) potential economies of scale at various Fund asset levels. In addition, the Trustees considered the Investment Advisers’ willingness to meet separately with representatives of the Boards in preparation for the Meetings and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreements for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds’ custodian, transfer agent, co-administrator and securities lending agent. The Trustees also considered that many of the Funds’ shareholders had other client relationships with TNTC. The Trustees concluded that the Investment Advisers were both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and were able to provide quality services to the Funds. In connection with the Bond Index and Short-Intermediate Tax-Exempt Funds, they also considered the experience of the proposed portfolio managers and the Investment Adviser’s depth of experience. The Trustees also discussed the Investment Advisers’ continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. In connection with compliance, the Trustees noted the frequent and substantial reports made by the Trusts’ Chief Compliance Officer at Board meetings throughout the year. Finally, the Trustees considered the Investment Advisers’ responsiveness to their requests for information, including, but not limited to, in connection with the in-depth performance reports discussed below.

The Trustees also considered the investment performance of the Funds (except for the Bond Index and Short-Intermediate Tax-Exempt Funds, which, as noted, had no performance history). In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by third-parties. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds’ investment performance was provided for one, two, three, four, five and ten years. In addition, where applicable, the Trustees reviewed information prepared by a third-party analyzing the risk-adjusted returns of the Funds. The Trustees also reviewed each Fund’s excess returns, if applicable, versus targeted returns. The Trustees considered the Funds’ investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In this regard, it was noted that the Liquid Assets Portfolio holds securities lending collateral of other Northern Institutional Fund portfolios as well as of certain unaffiliated mutual funds. They also considered all of the money market funds’ compliance with regulations of the Securities and Exchange Commission applicable to money market mutual funds and the stability of the money market funds’ net asset values. In addition, the Trustees reviewed the consistency of the Investment Advisers’ investment approach for the Funds and changes made throughout the year to investment personnel to address performance issues. In this regard, the Trustees believed that the in-depth performance reviews on certain Funds requested by the Trustees and provided by the Investment Advisers had assisted them in evaluating performance issues and that these reviews had also resulted in improved performance in most of the Funds that were subject to the reviews.

Based on the information provided, the Trustees believed that with respect to the Northern Funds, the Enhanced Large Cap, Income Equity, Small Cap Growth, and Technology Funds had all outperformed their respective benchmarks and beat or were competitive with their peers for various time periods; the Small Cap Value Fund had good long-term performance; the Emerging Markets Equity Fund was competitive with its peers and benchmark; the Growth Equity, International

Growth, Large Cap Value, Mid Cap Growth and Select Equity Funds all had improving performance in recent time periods; and the Global Real Estate Index, International Equity Index, Mid Cap Index, Small Cap Index and Stock Index Funds were tracking their respective benchmarks. In addition, they believed that the investment performance of the Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds were, in general, competitive in light of the factors mentioned above, including the Funds’ investment policies and the nature of their shareholder base, and that performance had been generally improving, especially in the one-year period. The Trustees evaluated this performance information in light of the relative risk, credit parameters and investor base of the Funds. Overall, the Trustees concluded that the Investment Advisers were devoting appropriate resources to improve the investment performance of the Funds.

With respect to the Northern tax-exempt fixed income funds, the Trustees believed that the investment performance of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt and Tax-Exempt Funds were, in general, competitive in light of the factors mentioned above, including the Funds’ investment policies and the nature of their shareholder base, and that performance had been generally improving. In this regard, the Trustees considered that the High Yield Municipal Fund had improving performance over the recent one-year period; and that the remaining Funds had good relative performance for all time periods, except for the California Tax-Exempt and Arizona Tax-Exempt Funds. The Trustees evaluated this performance information in light of the relative risk, credit parameters and investor base of the Funds. Overall, the Trustees concluded that the Investment Adviser was devoting appropriate resources to improving the investment performance of the Funds.

With respect to the Northern money market funds, the Trustees believed that the California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds had provided competitive yields in light of their respective investments objectives and policies.

With respect to the Northern Institutional Funds, the Trustees believed that the Equity Index, International Equity Index and Small Company Index Portfolios were tracking their respective benchmarks. The Trustees also considered that most of the other equity portfolios had outperformed or were competitive with their benchmarks and peers for various time periods. In particular, the Trustees believed that the performance of the Focused Growth, International Growth and Small Company Growth Portfolios had been comparatively stronger versus their peers and benchmarks during the recent period. The performance results of the Diversified Growth, Balanced and Mid Cap Growth Portfolios had lagged their mutual fund peer groups and benchmarks. However, the Trustees concluded that the Investment Advisers were addressing the investment performance of those portfolios through the retention of new investment personnel and changes in the investment processes and discipline used for those portfolios. The Boards concluded that the Investment Advisers’ performance record and their continuing efforts to provide favorable performance results indicated that their continued management would benefit the portfolios and their shareholders.

With respect to Northern Institutional fixed income portfolios, the Trustees believed that the investment performance of the U.S. Treasury Index Portfolio was generally tracking its index and that the investment performance of the Bond, Core Bond, Intermediate Bond and Short Bond Portfolios were, in general, competitive in light of the factors mentioned above, including the portfolios’ investment policies and the nature of their shareholder base and that performance had been generally improving especially in the one-year period. In particular, the Trustees believed that the Bond, Core Bond, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios all were competitive with or exceeded the performance of their respective peers and benchmarks for the one-and three-year periods, and in some cases for longer periods. In reaching conclusions about the Funds’ investment performance, the Trustees also reviewed, among other things, the relative performance of the respective portfolios as compared to the mutual fund categories established by third-parties and their benchmarks for different time periods. They also noted again the potential impact of the relative risk parameters of the different Funds. For example, the U.S. Government Securities Portfolio did not invest in any corporate debt. Overall, the Trustees concluded that the Investment Advisers were devoting appropriate resources in their efforts to provide favorable investment results for the Funds.

With respect to the Northern Institutional money market portfolios, the Trustees concluded that the Diversified Assets, Government, Government Select, Liquid Assets, Municipal, Prime Obligations and Tax-Exempt Portfolios had provided competitive yields in light of their respective investment objectives and policies. In addition, the Trustees also considered the Funds’ contractual advisory fee rates; the Funds’ total operating expense ratios; the Investment Advisers’ voluntary fee waivers and expense reimbursements with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the respective Funds.

The Trustees considered the fees paid by the Funds to the Investment Advisers and their affiliates for custodial, transfer agency, co-administration (including any contractual reimbursements made by affiliates performing co-administration services) and securities lending services, and reviewed information regarding economies of scale. In this regard, the Trustees considered the Investment Advisers’ view that the Funds may be sharing in economies of scale through the level at which the Funds’ advisory fees are set and through the Investment Advisers’ voluntary fees waivers and certain affiliate’s contractual expense reimbursement that limit the expense caps for the Funds. In addition, the Trustees considered the amount of assets (or, in the case of the Bond Index and Short-Intermediate Tax-Exempt Funds, projected assets) in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits (or, in the case of the Bond Index and Short-Intermediate Tax-Exempt Funds, projected profits) realized by them; and information comparing the fee rates charged by the Investment Advisers (which do not include fee breakpoints) with the fee rates charged by other, unaffiliated investment managers to their clients. The Trustees also considered the reductions in the contractual advisory fee rates for the Funds that were approved in recent years, including 2006.

Information on the services rendered by the Investment Advisers to the Funds, the recently reduced fee rates paid by certain of the Funds under the Advisory Agreements and the Funds’ total operating expense ratios were compared to similar information for other mutual funds advised by the Investment Advisers and other, unaffiliated investment management firms. Many of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds. Information was also provided on the fee rates charged by the Investment Advisers to private accounts managed by them, and on the brokerage and research services received by the Investment Advisers in connection with the placement of brokerage transactions for certain Funds. In addition, the Trustees noted the Investment Advisers’ voluntary undertaking to limit the Funds’ total expense ratios to specified levels.

After deliberation, the Trustees concluded at the Annual Contract Meeting with respect to all of the Funds, and at the August 2, 2007 Board meeting with respect to the Short-Intermediate Tax-Exempt Fund, that the fees paid by Funds were reasonable in light of the services provided by the Investment Advisers, their actual or projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Advisory Agreements should be approved and continued.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENTS.

Required Vote

Approval of the Proposed Amended and Restated Advisory Agreements as to each Fund requires the affirmative vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) of each Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION

Other Business

As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Meeting

A Proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal office), by executing a superseding Proxy or by attending the Meeting and voting in person. All valid Proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a Proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those Proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposals. Any such adjournment will require the affirmative vote of a majority of the shares of a Trust (or the affected Fund) present and voting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies that they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement for one or more Funds prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

A majority of the shares entitled to vote with respect to a proposal will be a quorum for the transaction of business with respect to that proposal at the Meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on a proposal will have no effect on Proposal 1 but will have the same effect as a vote against Proposal 2. If a broker or nominee holding shares in “street name” indicates on the Proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will be considered as present at the Meeting with respect to the proposal. Accordingly, a “broker nonvote” will not affect the Trust’s ability to achieve a quorum at the Meeting, but will have the same effect as a vote against Proposal 2.

Share Ownership Information

Appendix B sets forth the persons who owned beneficially more than 5% of the shares of any Fund as of the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

As of the Record Date, Northern Trust and/or certain of its affiliates have discretionary authority over the voting of more than 25% of each Northern Fund’s shares, except for the Select Equity, Small Cap Value and U.S. Government Select Money Market Funds, through Northern Trust customer accounts. As of the Record Date, Northern Trust and/or certain of its affiliates have discretionary authority over the voting of more than 25% of each of Northern Institutional Funds’ shares, except for the Diversified Assets, Equity Index, Government, Government Select, Liquid Assets, Municipal, Prime Obligations, Small Company Index and U.S. Government Securities Portfolios. The approximate percentage of outstanding shares of Northern Funds (including the Multi-Manager Funds) and Northern Institutional Funds over which Northern Trust has discretionary voting and/or investment power is set forth in Appendix C. Northern Trust has advised the Funds that it intends to vote the shares over which it has voting power “FOR” and “WITHHOLD ALL” in the election of each Nominee named in Proposal 1 in the same proportions as the total votes that are cast “FOR” and “WITHHOLD ALL” in such election by the other shareholders of a Trust. Northern Trust has further advised the Trusts that it intends to vote the shares over which it has voting power with respect to Proposal 2 according to a recommendation of Institutional Shareholder Services (“ISS”) consistent with Northern Trust’s Proxy Voting Policies. ISS, in its sole discretion, will determine how a large portion of Fund shares will be voted on Proposal 2, without any solicitation of voting instructions from the beneficial owner. The approximate percentage of outstanding shares of each Fund that is subject to this ISS arrangement is set forth in the table in Appendix C. In the case of a number of Funds, the shares that will be voted per the

ISS determination constitutes an outright majority of that Fund’s shares and, therefore, the ISS determination will be dispositive for that Fund’s approval or disapproval of Proposal 2.

Manner and Cost of Proxy Solicitation

Proxies will be solicited by mail and may also be solicited in person or by telephone, fax, Internet or personal interview by officers of Northern Trust. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

Each Fund will bear its allocable portion of proxy solicitation expenses, including the cost of preparing and assembling materials used in connection with the solicitation of proxies and holding the shareholder meeting. Northern Trust and other financial intermediaries that have entered into shareholder servicing agreements with the Funds will bear all other mailing expenses associated with the solicitation of proxies. Northern Trust will reimburse correspondent banks, brokers and other similar record holders who have not entered into shareholder servicing agreements for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

Multiple Shareholders in a Household

If you are a member of a household in which multiple shareholders of a Fund share the same address, and the Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund or your broker or bank may have sent to your household only one copy of this Proxy Statement or the Notice of Internet Availability of Proxy Materials (“Proxy Materials”), unless the Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Proxy Materials, the Fund will deliver promptly a separate copy of the Proxy Materials to you upon written or oral request.

To receive a separate copy of the Proxy Materials, or if you would like to receive a separate copy of future proxy statements, prospectuses or annual reports, please contact Northern Funds or Northern Institutional Funds by calling 800-595-9111, by mail at Northern Funds or Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

Shareholder Proposals

Neither Trust is required, nor does it intend, to hold annual meetings of shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees holding office has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their Fund must submit the proposal in writing so that it is received by the appropriate Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at its address stated below under “Information About the Trusts.”

Information About Distributor and Co-Administrator

Northern Funds Distributors, LLC, with principal offices at 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Funds’ distributor.

NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, and PFPC, located at 99 High Street, Boston, Massachusetts 02110, act as co-administrators for the Funds.

Information About the Trusts

Each Trust currently has its principal office at 50 South LaSalle Street, Chicago, Illinois 60603.

* * *

Even if you expect to attend the Meeting in person, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage paid return envelope.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

October 31, 2007

APPENDIX A

OUTSTANDING SHARES

NORTHERN FUNDS

As of October 3, 2007, each Northern Fund had the following number of shares outstanding:

FUND	OUTSTANDING SHARES
Arizona Tax-Exempt Fund	6,049,089.547
Bond Index Fund	37,177,141.147
California Intermediate Tax-Exempt Fund	12,795,605.166
California Municipal Money Market Fund	1,240,253,065.480
California Tax-Exempt Fund	12,049,778.330
Emerging Markets Equity Fund	47,845,782.930
Enhanced Large Cap Fund	14,602,881.427
Fixed Income Fund	111,727,889.122
Global Fixed Income Fund	2,729,502.846
Global Real Estate Index Fund	97,303,917.588
Growth Equity Fund	34,389,180.639
High Yield Fixed Income Fund	233,300,172.300
High Yield Municipal Fund	37,304,138.761
Income Equity Fund	40,221,845.245
Intermediate Tax-Exempt Fund	65,933,638.400
International Equity Index Fund	120,655,161.527
International Growth Equity Fund	83,411,995.353
Large Cap Value Fund	82,856,716.879
Mid Cap Growth Fund	10,938,711.307
Mid Cap Index Fund	28,646,987.479
Money Market Fund	10,951,103,675.913
Multi-Manager International Equity Fund	105,495,290.808
Multi-Manager Mid Cap Fund	35,681,640.844
Multi-Manager Small Cap Fund	24,183,027.767
Municipal Money Market Fund	5,667,043,145.650
Select Equity Fund	7,376,054.279
Short-Intermediate Tax-Exempt Fund	7,921,740.860
Short-Intermediate U.S. Government Fund	25,768,328.486
Small Cap Growth Fund	3,540,714.432
Small Cap Index Fund	34,074,292.383
Small Cap Value Fund	64,971,670.999
Stock Index Fund	44,214,899.589
Tax-Exempt Fund	64,099,880.796
Technology Fund	10,486,979.630
U.S. Government Fund	14,544,139.426
U.S. Government Money Market Fund	886,425,854.170
U.S. Government Select Money Market Fund	1,166,281,962.490

A-1

OUTSTANDING SHARES

NORTHERN INSTITUTIONAL FUNDS

As of October 3, 2007, each Northern Institutional Fund had the following number of shares outstanding:

FUND	OUTSTANDING SHARES
Balanced Portfolio	5,150,930.742
Bond Portfolio	13,217,051.675
Core Bond Portfolio	21,160,889.347
Diversified Assets Portfolio	14,436,560,174.610
Diversified Growth Portfolio	7,063,622.856
Equity Index Portfolio	37,291,247.988
Focused Growth Portfolio	6,126,666.466
Government Portfolio	3,366,602,261.070
Government Select Portfolio	7,324,135,456.110
Intermediate Bond Portfolio	1,626,311.659
International Equity Index Portfolio	7,781,369.494
International Growth Portfolio	16,695,888.103
Liquid Assets Portfolio	2,845,196,111.810
Mid Cap Growth Portfolio	390,724.421
Municipal Portfolio	3,860,001,543.860
Prime Obligations Portfolio	4,013,719,290.100
Short Bond Portfolio	8,565,783.383
Small Company Growth Portfolio	184,466.176
Small Company Index Portfolio	3,894,831.363
Tax-Exempt Portfolio	946,616,647.600
U.S. Government Securities Portfolio	3,730,610.970
U.S. Treasury Index Portfolio	2,639,246.423

A-2

APPENDIX B

5% SHARE OWNERSHIP

In addition, as of October 3, 2007, the following persons or entities, with an address of 50 South LaSalle Street, Chicago, IL 60603, owned beneficially more than 5% of the outstanding shares of the following Funds:

NORTHERN FUNDS

	SHAREHOLDER NAME	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND		AMOUNT OF SHARES	PERCENT OF SHARES (%)
California Municipal Money Market Fund	NTB FL M & I SWEEP ACCOUNT	251,869,902.80	20.3
Enhanced Large Cap Fund	DAVID GRAINGER TRUST	776,032.58	5.3
Growth Equity Fund	NATIONAL FINANCIAL SERVICES LLC	2,315,113.36	6.7
High Yield Fixed Income Fund	CHARLES SCHWAB AND CO INC	12,964,219.68	5.5
Income Equity Fund	CHARLES SCHWAB AND CO INC	15,890,268.33	39.4
	NATIONAL FINANCIAL SERVICES LLC	3,964,865.57	9.8
Large Cap Value Fund	NATIONAL FINANCIAL SERVICES LLC	9,800,666.46	11.8
Mid Cap Growth Fund	NATIONAL FINANCIAL SERVICES LLC	752,711.33	6.8
Money Market Fund	NTB FL M & I SWEEP ACCOUNT	1,657,260,046.50	15.1
	NATIONAL FINANCIAL SERVICES LLC	1,116,863,079.19	10.1
	NTB IL M&I SWEEP ACCOUNT	710,111,660.20	6.4
Multi-Mgr Mid Cap Fund	NORTHERN TIP MULTI MGR MID CAP	2,007,242.88	5.6
Municipal Money Market Fund	NTB IL M&I SWEEP ACCOUNT	347,354,867.81	6.1
	NTB FL M & I SWEEP ACCOUNT	293,803,119.78	5.1
Select Equity Fund	CHARLES SCHWAB AND CO INC	967,461.78	13.1
	NATIONAL FINANCIAL SERVICES LLC	949,833.25	12.8
Small Cap Growth Fund	NATIONAL FINANCIAL SERVICES LLC	326,248.17	9.2
Small Cap Value Fund	CHARLES SCHWAB AND CO INC	18,581,816.02	28.7
	NATIONAL FINANCIAL SERVICES LLC	14,484,762.03	22.3
Stock Index Fund	NATIONAL FINANCIAL SERVICES LLC	2,450,594.28	5.5

NORTHERN FUNDS (cont.)

	SHAREHOLDER NAME	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND		AMOUNT OF SHARES	PERCENT OF SHARES (%)
Technology Fund	NATIONAL FINANCIAL SERVICES LLC	1,131,435.15	10.7
	CHARLES SCHWAB AND CO INC	886,915.51	8.4
U.S. Government Select Money Market Fund	NTB FL M & I SWEEP ACCOUNT	171,843,973.74	14.7
	HAMDANI JAMAL AND SAIDA	151,715,924.86	13.0
	NATIONAL FINANCIAL SERVICES LLC	83,498,508.11	7.1
	JII/EEC ESCROW ACCOUNT	74,431,966.96	6.3
U.S. Government Money Market Fund	NTB FL M & I SWEEP ACCOUNT	149,738,522.65	16.8
	NTB IL M&I SWEEP ACCOUNT	118,256,001.97	13.3

NORTHERN INSTITUTIONAL FUNDS

	SHAREHOLDER NAME	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND		AMOUNT OF SHARES	PERCENT OF SHARES (%)
Balanced Portfolio	BLOMMER RET SAV-NT BAL PORT	1,986,140.72	38.5
	ENERGIZER CHARITABLE TRUST	831,067.02	16.1
	NISOURCE INC. MASTER RETIREMENT TRUST	793,912.12	15.4
	HEIDTMAN STEEL PRODUCTS, INC.	590,336.75	11.4
	AMERON INTERNATIONAL	389,753.07	7.5
Bond Portfolio	NORTHERN TRUST THRIFT INCENTIVE PLAN	3,567,717.20	27.0
	TRUSTY FBO AMERICAN TRUST SAVINGS BANK	1,171,113.10	8.8
	ILLINOIS CONSOLIDATED TELEPHONE COMPANY MASTER TRUST	993,660.35	7.5
	THE CHICAGO COMMUNITY FOUNDATION	989,081.51	7.4
Core Bond Fund Portfolio	NORTHERN TRUST COMPANY PENSION PLAN	10,603,849.57	50.1
	PHARMACIA RABBI	3,349,688.50	15.8
	TENNESSEE HEALTH FOUNDATION	1,305,644.04	6.1
Diversified Growth Portfolio	UBATCO & CO	3,644,996.79	51.6
	SEIKO CORP	788,118.99	11.1
	A. FINKL & SONS PENSION	777,482.27	11.0
	A. FINKL & SONS PENSION	613,020.44	8.6

NORTHERN INSTITUTIONAL FUNDS (cont.)

	SHAREHOLDER NAME	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND		AMOUNT OF SHARES	PERCENT OF SHARES (%)
Equity Index Portfolio	ARMY/AIR FORCE – MUTUAL AID ASSOCIATION	5,691,616.90	15.2
	PHARMACIA RABBI	4,398,216.19	11.7
	ARMY EMERGENCY	3,131,880.10	8.3
	RELIEF UNIVERSITY OF NORTH CAROLINA	2,456,255.19	6.5
	CAPITAL BLUE CROSS	2,032,703.78	5.4
Focused Growth Portfolio	NORTHERN TRUST COMPANY THRIFT INCENTIVE PLAN	3,514,789.67	57.2
	LOYOLA UNIVERSITY MEDICAL CENTER	331,287.07	5.3
Government Money Market Portfolio	TBR/AIS NI GOVT JOINT REPO	333,170,307.37	10.0
	MOORE FOUNDATION	174,230,401.50	5.2
Government Select Money Market Portfolio	THE MIDWEST TRUST COMPANY	399,036,670.82	5.4
Intermediate Bond Portfolio	FB NORMAN WESLEY RET.	263,148.75	16.1
	FB WALTER UIHLEIN – RET.	144,287.70	8.8
	TRIMAS – CORPORATE RETIREMENT MASTER TRUST	116,086.73	7.1
	FB CRAIG OMTVEDT – RET.	103,740.89	6.3
	CHILDREN’S HOME SOCIETY OF CA HILLEN FUND	94,656.49	5.8
	PEOPLES EN. LIFE & HEALTH	88,209.63	5.4
International Equity Index Portfolio	LIFEPOINT HOSPITALS INC.	1,566,825.84	20.1
	PHARMACIA RABBI	1,244,173.13	15.9
	PEOPLES EN	1,074,424.48	13.8
	NORTHERN TRUST PENSION TRUST	780,180.61	10.0
International Growth Portfolio	NORTHERN TRUST THRIFT INCENTIVE PLAN	7,589,277.27	45.4
	NORTHERN TRUST COMPANY PENSION TRUST	6,115,542.26	36.6
Liquid Assets Portfolio	GUIDESTONE INTL EQUITY SELECT	339,807,047.14	11.9
	GUIDESTONE SMALL CAP SELECT	275,991,191.49	9.7
	GUIDESTONE GROWTH EQUITY SELECT	196,103,482.30	6.9
	ALLIANZ MONEY MARKET ANNUITY	173,986,360.91	6.1
	ALLIANZ CAPITAL GROWTH	150,755,266.23	5.3
	GUIDESTONE EXT TERM BOND SELECT	148,459,543.44	5.2

NORTHERN INSTITUTIONAL FUNDS (cont.)

	SHAREHOLDER NAME	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND		AMOUNT OF SHARES	PERCENT OF SHARES (%)
Mid Cap Growth Portfolio	MASONIC HEALTH	148,148.83	37.9
	ANGUS CHEMICAL CO – TRUST	47,734.55	12.2
	PRESBYTERY OF CHICAGO	30,332.45	7.7
	COON OWEN L FOUNDATION	30,179.66	7.7
	CHICAGO HOME FOR INCURABLES	28,368.38	7.2
	ILLINOIS MANUFACTURERS’ ASSOC	26,199.99	6.7
Municipal Money Market Portfolio	USG (ASBT) – MORGAN STANLEY ITM	293,405,310.03	7.6
	USG (ASBT) – NORTHERN TRUST ITM	200,472,634.84	5.1
Prime Obligations Portfolio	PACKARD FDN	917,090,215.11	22.8
	PACKARD FDN	910,409,491.10	22.6
	MCCORMICK TRIBUNE FOUNDATION	350,787,770.54	8.7
Short Bond Portfolio	CHILDREN’S HOSPITAL & HEALTH CENTER PENSION	1,513,305.67	17.5
	FORD FAMILY FDN	1,068,552.63	12.3
	MOFFITT, H. LEE FOUNDATION	947,859.02	10.9
	POLK BROS FDN	574,326.31	6.6
	CHILDREN’S HOSPITAL INSURANCE LTD	569,794.11	6.5
Small Company Growth Portfolio	MASONIC HEALTH	90,969.96	49.3
	COON OWEN L FOUNDATION	18,385.66	9.9
	CHICAGO HOME FOR INCURABLES	11,388.52	6.1
	MISSOURI LAGERS-STAFF RETIREMENT PLAN	10,437.96	5.6
Small Company Index Portfolio	MG TRUST COMPANY TRUSTEE	833,185.45	21.3
	GENERAL DYNAMICS HOURLY MEDICAL TRUST	560,474.30	14.3
	UFF MUTUAL INS. CO. – SL	309,535.96	7.9
	PWC	269,493.29	6.9
	AAAMI – DOMESTIC EQUITY	265,645.45	6.8
	CENTURY BK & TR	238,461.30	6.1
	MG TRUST COMPANY TRUSTEE	221,452.68	5.6

NORTHERN INSTITUTIONAL FUNDS (cont.)

	SHAREHOLDER NAME	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND		AMOUNT OF SHARES	PERCENT OF SHARES (%)
Tax Exempt Money Market Portfolio	SCHAEFER “A” SHARE PRTNRSHP LP	204,354,634.72	21.5
	MARIL & CO FBO COUNTRY CLUB BK	67,396,192.15	7.1
	GREAT PLAINS TRUST COMPANY	48,045,089.26	5.0
U.S. Government Securities Portfolio	MAFCO MCG	574,828.64	15.4
	SLA-SCHLM HEALTH CARE TRUST	555,476.53	14.8
	AQUILA, INC. (UNION)	312,196.83	8.3
	AQUILA INC.	300,633.97	8.0
	LOYOLA UNIVERSITY MEDICAL CENTER	277,925.90	7.4
	AQUILA, INC. (NON-UNION)	277,235.42	7.4
	BKR HUGHES-SRP	270,927.19	7.2
	GENERAL DYNAMICS MEDICAL VEBA GENERAL	254,884.05	6.8
U.S. Treasury Index Portfolio	NOVARTIS	1,041,389.81	39.4
	GSEG SALARIED PENSION PLAN	315,142.76	11.9
	NATIONAL FINANCIAL SERVICES LLC	182,947.25	6.9
	HERGET NATIONAL BANK	134,061.13	5.0

APPENDIX C

NORTHERN TRUST’S VOTING AND/OR INVESTMENT POWER OF FUND SHARES

As of October 3, 2007, The Northern Trust Company and/or its affiliates, 50 South LaSalle Street, Chicago, IL 60603, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding shares of each Fund as follows:

NORTHERN FUNDS

FUND	AMOUNT OF SHARES	PERCENTAGE OF SHARES (%)
Arizona Tax-Exempt Fund	4,702,783.94	77.74%
Bond Index Fund	35,753,294.92	96.17%
California Intermediate Tax-Exempt Fund	12,075,402.99	94.37%
California Municipal Money Market Fund	637,130,446.58	51.37%
California Tax-Exempt Fund	10,711,637.58	88.89%
Emerging Markets Equity Fund	45,496,416.71	95.09%
Enhanced Large Cap Fund	12,433,912.01	85.15%
Fixed Income Fund	99,552,267.92	89.10%
Global Fixed Income Fund	2,121,795.51	77.74%
Global Real Estate Index Fund	88,895,901.77	91.36%
Growth Equity Fund	24,260,225.28	70.55%
High Yield Fixed Income Fund	201,890,122.45	86.54%
High Yield Municipal Fund	32,261,764.33	86.48%
Income Equity Fund	11,895,406.59	29.57%
Intermediate Tax-Exempt Fund	58,877,816.11	89.30%
International Equity Index Fund	114,619,946.70	95.00%
International Growth Equity Fund	73,494,749.32	88.11%
Large Cap Value Fund	59,736,730.06	72.10%
Mid Cap Growth Fund	7,512,758.91	68.68%
Mid Cap Index Fund	26,751,058.11	93.38%
Money Market Fund	4,650,827,880.28	42.47%
Multi-Manager International Equity Fund	100,898,979.53	95.64%
Multi-Manager Mid Cap Fund	34,279,006.18	96.07%
Multi-Manager Small Cap Fund	23,072,246.35	95.41%
Municipal Money Market Fund	3,474,547,697.00	61.31%
Select Equity Fund	1,364,577.09	18.50%
Short-Intermediate Tax-Exempt Fund	7,578,860.46	95.67%
Short-Intermediate U.S. Government Fund	22,750,624.52	88.29%

	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	AMOUNT OF SHARES	PERCENTAGE OF SHARES (%)
Small Cap Growth Fund	2,029,108.42	57.31%
Small Cap Index Fund	30,351,687.17	89.08%
Small Cap Value Fund	11,671,916.62	17.96%
Stock Index Fund	33,190,477.63	75.07%
Tax-Exempt Fund	55,598,471.94	86.74%
Technology Fund	2,936,618.19	28.00%
U.S. Government Fund	10,371,684.67	71.31%
U.S. Government Money Market Fund	221,357,726.72	24.97%
U.S. Government Select Money Market Fund	469,803,505.83	40.28%

NORTHERN INSTITUTIONAL FUNDS

	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	AMOUNT OF SHARES	PERCENTAGE OF SHARES (%)
Balanced Portfolio	1,431,179.400	27.78%
Bond Portfolio	7,290,866.200	55.16%
Core Bond Portfolio	15,685,855.750	74.13%
Diversified Assets Portfolio	1,044,801,684.530	7.24%
Diversified Growth Portfolio	3,103,006.730	43.93%
Equity Index Portfolio	8,243,585.710	22.11%
Focused Growth Portfolio	5,119,154.870	83.56%
Government Portfolio	136,759,553.09	4.06%
Government Select Portfolio	948,422,111.82	12.95%
Intermediate Bond Portfolio	460,256.330	28.30%
International Equity Index Portfolio	2,372,201.770	30.49%
International Growth Portfolio	15,666,604.970	93.84%
Liquid Assets Portfolio	19,978,366.800	0.70%
Mid Cap Growth Portfolio	324,562.430	83.07%
Municipal Portfolio	367,920,891.62	9.53%
Prime Obligations Portfolio	173,610,727.960	4.33%
Short Bond Portfolio	3,088,182.690	36.05%
Small Company Growth Portfolio	136,548.300	74.02%
Small Company Index Portfolio	559,759.490	14.37%
Tax-Exempt Portfolio	249,244,653.92	26.33%
U.S. Government Securities Portfolio	405,373.760	10.87%
U.S. Treasury Index Portfolio	1,800,383.120	68.22%

APPENDIX D

TRUSTEE COMPENSATION

NORTHERN FUNDS

The following tables set forth certain information with respect to the compensation of each Trustee of the Northern Funds for the fiscal year ended March 31, 2007.

	Arizona Tax-Exempt Fund	Bond Index Fund(1)	California Intermediate Tax-Exempt Fund	California Municipal Money Market Fund
William L. Bax	$713	$0	$713	$2,138
Richard G. Cline(3)	850	0	850	2,550
Edward J. Condon, Jr.	763	0	763	2,288
Sharon Gist Gilliam	650	0	650	1,950
Sandra Polk Guthman	675	0	675	2,025
Michael E. Murphy	700	0	700	2,100
Mary Jacobs Skinner	625	0	625	1,875
Richard P. Strubel	744	0	744	2,231

	California Tax-Exempt Fund	Emerging Markets Equity Fund(2)	Enhanced Large Cap Fund	Fixed Income Fund
William L. Bax	$713	$531	$713	$2,138
Richard G. Cline(3)	850	638	850	2,550
Edward J. Condon, Jr.	763	556	763	2,288
Sharon Gist Gilliam	650	488	650	1,950
Sandra Polk Guthman	675	506	675	2,025
Michael E. Murphy	700	531	700	2,100
Mary Jacobs Skinner	625	475	625	1,874
Richard P. Strubel	744	563	744	2,231

	Global Fixed Income Fund	Global Real Estate Index Fund(5)	Growth Equity Fund	High Yield Fixed Income Fund
William L. Bax	$713	$531	$2,138	$2,850
Richard G. Cline(3)	850	638	2,550	3,400
Edward J. Condon, Jr.	763	556	2,288	3,050
Sharon Gist Gilliam	650	488	1,950	2,600
Sandra Polk Guthman	675	506	2,025	2,700
Michael E. Murphy	700	531	2,100	2,800
Mary Jacobs Skinner	625	475	1,875	2,500
Richard P. Strubel	744	563	2,231	2,975

	High Yield Municipal Fund	Income Equity Fund	Intermediate Tax-Exempt Fund	International Equity Index
William L. Bax	$713	$713	$1,425	$2,850
Richard G. Cline(3)	850	850	1,700	3,400
Edward J. Condon, Jr.	763	763	1,525	3,050
Sharon Gist Gilliam	650	650	1,300	2,600
Sandra Polk Guthman	675	675	1,350	2,700
Michael E. Murphy	700	700	1,400	2,800
Mary Jacobs Skinner	625	625	1,250	2,500
Richard P. Strubel	744	744	1,488	2,975

	International Growth Equity Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Index Fund
William L. Bax	$3,563	$2,850	$713	$713
Richard G. Cline(3)	4,250	3,400	850	850
Edward J. Condon, Jr.	3,813	3,050	763	763
Sharon Gist Gilliam	3,250	2,600	650	650
Sandra Polk Guthman	3,375	2,700	675	675
Michael E. Murphy	3,500	2,800	700	700
Mary Jacobs Skinner	3,126	2,500	625	625
Richard P. Strubel	3,719	2,975	744	744

	Money Market Fund	Municipal Money Market Fund	Select Equity Fund	Short- Intermediate Tax-Exempt Fund(4)
William L. Bax	$17,463	$10,688	$713	$0
Richard G. Cline(3)	20,813	12,750	850	0
Edward J. Condon, Jr.	18,738	11,438	763	0
Sharon Gist Gilliam	15,913	9,750	650	0
Sandra Polk Guthman	16,538	10,125	675	0
Michael E. Murphy	17,113	10,500	700	0
Mary Jacobs Skinner	15,273	9,375	625	0
Richard P. Strubel	18,213	11,156	744	0

	Short- Intermediate U.S. Government Fund	Small Cap Growth Fund	Small Cap Index Fund	Small Cap Value Fund
William L. Bax	$713	$713	$1,425	$1,425
Richard G. Cline(3)	850	850	1,700	1,700
Edward J. Condon, Jr.	763	763	1,525	1,525
Sharon Gist Gilliam	650	650	1,300	1,300
Sandra Polk Guthman	675	675	1,350	1,350
Michael E. Murphy	700	700	1,400	1,400
Mary Jacobs Skinner	625	625	1,250	1,250
Richard P. Strubel	744	744	1,488	1,488

	Stock index Fund	Tax-Exempt Fund	Technology Fund	U.S. Government Fund
William L. Bax	$1,425	$1,425	$713	$713
Richard G. Cline(3)	1,700	1,700	850	850
Edward J. Condon, Jr.	1,525	1,525	763	763
Sharon Gist Gilliam	1,300	1,300	650	650
Sandra Polk Guthman	1,350	1,350	675	675
Michael E. Murphy	1,400	1,400	700	700
Mary Jacobs Skinner	1,250	1,250	625	625
Richard P. Strubel	1,488	1,488	744	744

		U.S. Government Money Market Fund	U.S. Government Select Money Market Fund	Total Compensation from Fund Complex(6)
William L. Bax		$1,425	$2,850	$142,500
Richard G. Cline(3)		1,700	3,400	170,000
Edward J. Condon, Jr.		1,525	3,050	152,500
Sharon Gist Gilliam		1,300	2,600	130,000
Sandra Polk Guthman		1,350	2,700	135,000
Michael E. Murphy		1,400	2,800	140,000
Mary Jacobs Skinner		1,250	2,500	125,000	(7)
Richard P. Strubel		1,488	2,975	148,750

(1)	The Fund commenced operations on February 27, 2007.

(2)	The Fund commenced operations on April 25, 2006.

(3)	Mr. Cline, Chairman of the Board of Northern Funds, will retire from the Board pursuant to the by-laws as of December 31, 2007 and will not be a Nominee.

(4)	The Fund commenced operations on August 22, 2007.

(5)	The Fund commenced operations on July 26, 2006.

(6)	As of December 31, 2006, the Northern Mutual Fund Complex offered Northern Funds (35 portfolios) and Northern Institutional Funds (22 portfolios).

(7)	For the fiscal year ended March 31, 2007, Ms. Skinner elected to defer $62,500 of her $125,000 total compensation, of which Ms. Skinner earned $10,154.30 accrued interest from previous years’ deferred compensation.

TRUSTEE COMPENSATION

NORTHERN INSTITUTIONAL FUNDS

The following tables set forth certain information with respect to the compensation of each Trustee of the trust for the fiscal year ended November 30, 2006.

	Balanced Portfolio	Bond Portfolio	Core Bond Portfolio	Diversified Assets Portfolio
William L. Bax	$713	$713	$713	$24,938
Richard G. Cline(1)	850	850	850	29,750
Edward J. Condon, Jr.	775	775	775	27,125
Sharon Gist Gilliam	650	650	650	22,750
Sandra Polk Guthman	675	675	675	23,625
Michael E. Murphy	700	700	700	24,500
Mary Jacobs Skinner	625	625	625	21,873
Richard P. Strubel	713	713	713	24,938

	Diversified Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Government Portfolio
William L. Bax	$713	$2,138	$713	$8,550
Richard G. Cline(1)	850	2,550	850	10,200
Edward J. Condon, Jr.	775	2,325	775	9,300
Sharon Gist Gilliam	650	1,950	650	7,800
Sandra Polk Guthman	675	2,025	675	8,100
Michael E. Murphy	700	2,100	700	8,400
Mary Jacobs Skinner	625	1,875	625	7,500
Richard P. Strubel	713	2,138	713	8,550

	Government Select Portfolio	Intermediate Bond Portfolio	International Equity Index Portfolio	International Growth Portfolio
William L. Bax	$11,400	$713	$713	$713
Richard G. Cline(1)	13,600	850	850	850
Edward J. Condon, Jr.	12,400	775	775	775
Sharon Gist Gilliam	10,400	650	650	650
Sandra Polk Guthman	10,800	675	675	675
Michael E. Murphy	11,200	700	700	700
Mary Jacobs Skinner	10,000	625	625	625
Richard P. Strubel	11,400	713	713	713

	Liquid Assets Portfolio	Mid Cap Growth Portfolio	Municipal Portfolio	Prime Obligations Portfolio
William L. Bax	$6,413	$713	$3,563	$2,138
Richard G. Cline(1)	7,650	850	4,250	2,550
Edward J. Condon, Jr.	6,975	775	3,875	2,325
Sharon Gist Gilliam	5,850	650	3,250	1,950
Sandra Polk Guthman	6,075	675	3,375	2,025
Michael E. Murphy	6,300	700	3,500	2,100
Mary Jacobs Skinner	5,625	625	3,125	1,875
Richard P. Strubel	6,413	713	3,563	2,138

	Short Bond Portfolio	Small Company Growth Portfolio	Small Company Index Portfolio	Tax- Exempt Portfolio
William L. Bax	$713	$713	$713	$2,138
Richard G. Cline(1)	850	850	850	2,550
Edward J. Condon, Jr.	775	775	775	2,325
Sharon Gist Gilliam	650	650	650	1,950
Sandra Polk Guthman	675	675	675	2,025
Michael E. Murphy	700	700	700	2,100
Mary Jacobs Skinner	625	625	625	1,875
Richard P. Strubel	713	713	713	2,138

		U.S. Government Securities Portfolio	U.S. Treasury Index Portfolio	Total Compensation from Fund Complex (including the Portfolios)(2)
William L. Bax		$713	$713	$142,500
Richard G. Cline(1)		850	850	170,000
Edward J. Condon, Jr.		775	775	155,000
Sharon Gist Gilliam		650	650	130,000
Sandra Polk Guthman		675	675	135,000
Michael E. Murphy		700	700	140,000
Mary Jacobs Skinner		625	625	125,000	(3)
Richard P. Strubel		713	713	142,500

(1)	Mr. Cline, Chairman of the Board of Northern Institutional Funds, will retire from the Board pursuant to the by-laws as of December 31, 2007 and will not be a Nominee.

(2)	As of December 31, 2006, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (22 portfolios) and Northern Funds (35 portfolios).

(3)	For the fiscal year ended November 30, 2006, Ms. Skinner elected to defer $62,500 of $125,000 total compensation, of which Ms. Skinner earned $8,948.26 in accrued interest.

TRUSTEE COMPENSATION

NORTHERN MULTI-MANAGER FUNDS

The following table sets forth certain information with respect to the compensation of each Trustee of the Northern Multi-Manager Funds for the fiscal year ended March 31, 2007.

	Multi- Manager International Equity Fund	Multi- Manager Mid Cap Fund	Multi- Manager Small Cap Fund	Total Compensation from Fund Complex(2)
William L. Bax	$531	$531	$531	$142,500
Richard G. Cline(1)	638	638	638	170,000
Edward J. Condon, Jr.	556	556	556	152,500
Sharon Gist Gilliam	488	488	488	130,000
Sandra Polk Guthman	506	506	506	135,000
Michael E. Murphy	531	531	531	140,000
Mary Jacobs Skinner	475	475	475	125,000	(3)
Richard P. Strubel	563	563	563	148,750

(1)	Mr. Cline, Chairman of the Board of Northern Institutional Funds, will retire from the Board pursuant to the by-laws as of December 31, 2007, and will not be a Nominee.

(2)	As of December 31, 2006, the Northern Mutual Fund Complex offered Northern Funds (35 portfolios) and Northern Institutional Funds (22 portfolios).

(3)

For the fiscal year ended March 31, 2007, Ms. Skinner elected to defer $62,500 of her $125,000 total compensation, of which Ms. Skinner earned $10,154.30 accrued interest from previous years’ deferred compensation.

APPENDIX E

NORTHERN FUNDS, NORTHERN MULTI-MANAGER FUNDS, NORTHERN INSTITUTIONAL FUNDS AMENDED AND RESTATED GOVERNANCE COMMITTEE CHARTER

The Governance Committee (“Committee”) of the Board of Trustees of Northern Funds/the Multi-Manager Funds of Northern Funds/Northern Institutional Funds (the “Trust”) shall consist of at least two Trustees, all of whom are “disinterested” (or independent). The duties and powers of the Committee are to: (1) subject to ratification by all of the noninterested Trustees, to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees; (2) review periodically the compensation of Trustees, and recommend any appropriate changes to the Board for consideration; (3) develop appropriate policies and practices relating to the education of new Trustees and the continuing education of incumbent Trustees regarding mutual fund board governance; (4) subject to Board review, oversee the Trust’s Chief Compliance Officer (“CCO”), including coordination with the Trust’s investment adviser with respect to the CCO’s compensation and performance expectations; and (5) perform such other responsibilities and functions as the Board may from time to time refer to the Committee.

In connection with the selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and, with respect to disinterested Trustees, their independence from the Trust’s investment advisers and other principal service providers. Persons selected as disinterested Trustees must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

The Committee shall meet as requested by the Trust’s Chairman or the Committee’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:	April 15, 2000
Amended:	April 27, 2004
November 4, 2005
Approved for the Multi-Manager Funds of Northern Funds: June 20, 2006
Amended:	November 3, 2006

E-1

APPENDIX F

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NORTHERN TRUST INVESTMENTS, N.A. AND NORTHERN TRUST GLOBAL INVESTMENTS LIMITED

Name and Position with Investment Adviser (NTI )	Name of Other Company	Position with Other Company
Dudley Jr., Orie Leslie Director, Executive Vice President & CIO	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Gossett, Mark C. Director, Senior Vice President & COO	The Northern Trust Company	Senior Vice President

Robertson, Alan W. Director	The Northern Trust Company	Senior Vice President

Logan, Lyle Executive Vice President & Director	The Northern Trust Company	Executive Vice President

St. Clair, Joyce Director	The Northern Trust Company	Executive Vice President

Vardas, Michael A. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Waddell, Frederick H. Director & President	The Northern Trust Company	President C&IS

Wennlund, Lloyd A. Director & Executive Vice President	The Northern Trust Company Northern Trust Securities, Inc.	Executive Vice President President

Name and Position with Investment Adviser (NTGIL )	Name of Other Company	Position with Other Company
Dudley Jr., Orie Leslie Director	The Northern Trust Company Northern Trust Investments, N.A.	Executive Vice President Director, Executive Vice President & CIO

F-1

APPENDIX G

AMENDED AND RESTATED INVESTMENT ADVISORY AND ANCILLARY SERVICES AGREEMENT

AGREEMENT between NORTHERN FUNDS, a Delaware business trust (the “Trust”), and NORTHERN TRUST GLOBAL INVESTMENTS LTD. (“NTGIL”) (on behalf of the Global Fixed Income and International Growth Equity Funds) and NORTHERN TRUST INVESTMENTS, N.A. (“NTI,” together with NTGIL the “Advisers”), each a wholly owned subsidiary of THE NORTHERN TRUST COMPANY.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust presently offers Shares in portfolios, each of which are listed on Exhibit A, which may be amended from time to time, (such funds, the “Current Funds,” together with all other funds subsequently established by the Trust and made subject to this Agreement being herein collectively referred to as the “Funds”); and

WHEREAS, the Trust desires to retain NTI, jointly with NTGIL with respect to the Global Fixed Income and International Growth Equity Funds, to render investment advisory and ancillary services to the Trust and each of its Funds as indicated below and the Advisers are willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment of Advisers.

a)	The Trust hereby appoints NTI jointly with NTGIL with respect to the Global Fixed Income and International Growth Equity Funds, to act as investment advisers, to the Trust and the Trust hereby appoints NTI to act as investment adviser to each of its other Current Funds, for the periods and on the terms herein set forth. The Advisers accept such appointments and agree to render the services herein set forth, for the compensation herein provided.

b)	In the event that the Trust establishes one or more portfolios other than the Current Funds with respect to which it desires to retain one or more of the Advisers to act as investment adviser hereunder, it shall notify the Advisers in writing. If the Advisers are willing to render such services under this Agreement it shall notify the Trust in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Advisers) are modified with respect to such Fund in writing by the Trust and the Advisers at the time.

(c)	At its discretion, the Advisers may provide advisory services under this Agreement through their own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by or are under control with the Advisers, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by the Advisers’ authorized officers. In addition, the Advisers may engage one or more investment advisers that are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers or co-advisers to provide with respect to any Fund any or all of the services set forth in this Agreement, all as shall be set forth in a written contract approved to the extent and in the manner required by the 1940 Act and interpretations thereof by the Securities and Exchange Commission (the “Commission”) and its staff.

2. Delivery of Documents.    The Trust has delivered (or will deliver as soon as is possible) to the Advisers copies of each of the following documents:

a)	Agreement and Declaration of Trust dated as of February 7, 2000 (such Agreement and Declaration of Trust, as presently in effect and amended from time to time, is herein called the “Trust Agreement”), copies of which are on file with the Trust;

b)	By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”);

c)	Co-Administration Agreement between the Trust and its Co-Administrators;

d)	Distribution Agreement and Foreign Custody Agreement between the Trust and its Distributor;

e)	Custodian Agreement and Foreign Custody Agreement between the Trust and its Custodian;

f)	Transfer Agency Agreement between the Trust and its Transfer Agent;

g)	Prospectuses and Statements of Additional Information for each of the Current Funds (such Prospectuses and Statements of Additional Information, as presently in effect and as amended, supplemented and/or superseded from time to time, are herein called “Prospectus” and “Statement of Additional Information,” respectively);

h)	All Post Effective Amendments to the Trust’s Registration Statement on Form N-1A (No. 33-73404) under the Securities Act of 1933 (the “1933 Act”) and all Amendments to the Trust’s Registration Statement on such form (No. 811-8236) under the 1940 Act, filed with the Commission to date (such Registration Statement, as presently in effect and as amended from time to time, is herein called the “Registration Statement”).

The Trust agrees to promptly furnish the Advisers from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

3. Duties of Advisers.

(a)	Subject to the general supervision of the Trustees of the Trust, NTI shall manage the investment operations of each of the Funds, jointly with NTGIL with respect to the Global Fixed Income and International Growth Equity Funds, and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Advisers:

(i)	shall provide supervision of the Funds’ assets, furnish a continuous investment program for such Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

(ii)

shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Advisers shall use their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Advisers shall consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Advisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Fund and/or other account over which the Advisers and/or an affiliate of the Advisers exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons the Advisers shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Advisers may, at their discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Advisers’ opinion of the reliability and quality of such broker, dealer or such other person; and

(iii)	may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Advisers, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisers in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

(b)	In addition, the Advisers shall provide the following ancillary services under this Agreement:

(i)	review the preparation of reports and proxy statements to the Trust’s shareholders, the periodic updating of the Trust’s Prospectus, Statement of Additional Information and Registration Statement, and the preparation of other reports and documents required to be filed by the Trust with the Securities and Exchange Commission;

(ii)	in connection with its management of the Funds, monitor anticipated purchases and redemptions by shareholders and new investors;

(iii)	provide information and assistance as requested by the Administrator of the Trust in connection with the registration of the Trust’s shares in accordance with state and foreign securities requirements;

(iv)	provide assistance as requested by the Trust or its Administrator concerning the regulatory requirements applicable to investors that invest in the Trust;

(v)	develop and monitor investor programs for shareholders of the Trust, and assist in the coordination of such programs with programs offered separately by the Adviser to its clients;

(vi)	provide assistance in connection with the operations of the Trust generally; and

(vii)	provide other similar services as reasonably requested from time to time by the Board of Trustees of the Trust.

(c)	Each Adviser, in connection with its rights and duties with respect to the Trust:

(i)	shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(ii)	shall act in conformity with the Trust Agreement, By-Laws, Registration Statement, Prospectus and Statement of Additional Information, and instructions and the directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

(d)	Each Adviser shall:

(i)	comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(ii)

maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations and those of any affiliated bank of the Advisers. When the Advisers make investment recommendations for a Fund, their investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of the Advisers.

(e)	No Adviser shall unless permitted by the Commission:

(i)	permit the Funds to execute transactions with the Advisers’ Bond Department; or

(ii)	permit the Funds to purchase certificates of deposit of the Advisers or their affiliate banks, commercial paper issued by the Advisers’ parent holding company or other securities issued or guaranteed by the Advisers, their parent holding company or their subsidiaries or affiliates.

(f)	The Advisers shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request.

(g)	The services of the Advisers hereunder are not deemed exclusive and the Advisers shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

4. Expenses.    During the term of this Agreement, each Adviser shall pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof, other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities purchased or sold for a Fund.

5. Compensation.

(a)	For the services provided and the expenses assumed by the Advisers pursuant to this Agreement, the Trust shall pay to the Advisers as full compensation therefor a fee at the annual rate as set forth in Exhibit A.

(b)	The fee will be computed based on net assets on each day and will be paid to the Advisers monthly.

6. Books and Records.    Each Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b) (4) and paragraphs (c), (d) and (e) thereof). Each Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

7. Indemnification.

(a)	The Trust hereby agrees to indemnify and hold harmless the Advisers, their directors, officers, and employees and each person, if any, who controls the Advisers (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the Securities Exchange Act of 1934, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Registration Statement, the Prospectus, the Statement of Additional Information, or any application or other document filed in connection with the qualification of the Trust or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of the Advisers’ duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of the Adviser for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information; or

(ii)	subject to clause (i) above, the Advisers acting in accordance with the terms hereof;

and the Trust will reimburse each Indemnified Party for any legal or other expense incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damages, liability or action.

(b)

If the indemnification provided for in paragraph 7(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and the Advisers agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(c)	It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

8. Duration and Termination.    Insofar as the holders of Shares representing the interests in the Current Funds are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until June 30, 2008, and, insofar as the holders of Shares representing the interests in each of the other Funds are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to paragraph 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Fund) until June 30 of the year following the year in which the Fund becomes a Fund hereunder, and with respect to each Fund thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Fund; provided, however, that this Agreement may be terminated by the Trust as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Fund affected thereby on 60 days’ written notice to the Advisers at any time, or by the Advisers at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The requirement that this Agreement be “approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).”

9. Name of the Trust.    The Advisers agree that the name “Northern” may be used in the name of the Trust and that such name, any related logos and any service marks containing the word “Northern” may be used in connection with the Trust’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Trust will cease such use. The Trust acknowledges that it has no rights to the name “Northern,” such logos or service marks other than those granted in this paragraph and that the Advisers reserve to themselves the right to grant the nonexclusive right to use the name “Northern,” such logos or service marks to any other person, including, but not limited to, another investment company.

10. Status of Advisers as Independent Contractors.    Each Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

11. Amendment of Agreement.    This Agreement may be amended by mutual consent of the parties, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

12. Shareholder Liability.    This Agreement is executed by or on behalf of the Trust with respect to each of the Funds and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Fund-by-Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund.

13. Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and (except as to paragraph 12 hereof which shall be construed in accordance with the laws of the State of Delaware) the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to the last sentence of paragraph 8) and, to the extent provided in paragraph 7 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14. Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of this         day of                     , 2008.

NORTHERN FUNDS

By:
Title:

NORTHERN TRUST INVESTMENTS, N.A.

By:
Title:

NORTHERN TRUST GLOBAL INVESTMENTS LTD. (with respect to the Global Fixed Income and International Growth Equity Funds only)

By:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 15th of November, 2007 with regard to the Northern Funds Global Sustainability Index Fund.

NORTHERN FUNDS

By:
Title:

NORTHERN TRUST INVESTMENTS, N.A.

By:
Title:

EXHIBIT A

Pursuant to Section 5 of this Agreement, the Trust shall pay to the Advisers a fee at the annual rate calculated as a percentage of each Current Portfolio’s assets as set forth below:

FUND	FEE RATE (%)
Arizona Tax-Exempt Fund	0.55
Bond Index Fund	0.15
California Intermediate Tax-Exempt Fund	0.55
California Municipal Money Market Fund	0.40
California Tax-Exempt Fund	0.55
Emerging Markets Equity Fund	0.35
Enhanced Large Cap Fund	0.30
Fixed Income Fund	0.70
Global Fixed Income Fund	0.85
Global Real Estate Index Fund	0.35
Global Sustainability Index Fund	0.35
Growth Equity Fund	0.85
High Yield Fixed Income Fund	0.70
High Yield Municipal Fund	0.65
Income Equity Fund	0.85
Intermediate Tax-Exempt Fund	0.55
International Equity Index Fund	0.25
International Growth Equity Fund	1.00
Large Cap Value Fund	0.85
Mid Cap Growth Fund	0.85
Mid Cap Index Fund	0.20
Money Market Fund	0.40
Municipal Money Market Fund	0.40
Select Equity Fund	0.85
Short-Intermediate Tax-Exempt	0.50
Short-Intermediate U.S. Government Fund	0.70
Small Cap Growth Fund	1.00
Small Cap Index Fund	0.20
Small Cap Value Fund	0.85
Stock Index Fund	0.10
Tax-Exempt Fund	0.55
Technology Fund	1.00
U.S. Government Fund	0.70
U.S. Government Money Market Fund	0.40
U.S. Government Select Money Market Fund	0.40

APPENDIX H

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

AGREEMENT between NORTHERN INSTITUTIONAL FUNDS, a Delaware business trust (the “Trust”), and NORTHERN TRUST GLOBAL INVESTMENTS LTD. (“NTGIL”) (on behalf of the International Growth Portfolio) and NORTHERN TRUST INVESTMENTS, N.A., (“NTI”) together with NTGIL the “Advisers”), each a wholly owned subsidiary of THE NORTHERN TRUST COMPANY.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust presently offers Shares in the portfolios listed on Exhibit A, which may be amended from time to time, (such portfolios, the “Current Portfolios” together with all other portfolios previously or subsequently established by the Trust and made subject to this Agreement being herein collectively referred to as the “Portfolios”); and

WHEREAS, the Trust desires to retain NTI to render investment advisory services to the Trust and each of its Portfolios, jointly with NTGIL with respect to the International Growth Portfolio, as indicated below and the Advisers are willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment of Advisers.

(a)	The Trust hereby appoints NTI, jointly with NTGIL with respect to the International Growth Portfolio, to act as investment advisers to the Trust and the Trust hereby appoints NTI to act as investment adviser to each of the other Current Portfolios for the periods and on the terms herein set forth. The Advisers accept such appointment and agree to render the services herein set forth, for the compensation herein provided.

(b)	In the event that the Trust establishes one or more portfolios other than the Current Portfolios with respect to which it desires to retain one or more of the Advisers to act as investment adviser hereunder, it shall notify the Advisers in writing. If the Advisers are willing to render such services under this Agreement it shall notify the Trust in writing whereupon such portfolio shall become a Portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Current Portfolios except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Advisers) are modified with respect to such Portfolio in writing by the Trust and the Advisers at the time.

(c)	At its discretion, the Advisers may provide advisory services under this Agreement through their own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by or are under control with the Advisers, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by the Advisers’ authorized officers. In addition, the Advisers may engage one or more investment advisers that are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers or co-advisers to provide with respect to any Portfolio any or all of the services set forth in this Agreement, all as shall be set forth in a written contract approved to the extent and in the manner required by the 1940 Act and interpretations thereof by the Securities and Exchange Commission (the “Commission”) and its staff.

2. Delivery of Documents.    The Trust has delivered (or will deliver as soon as is possible) to the Advisers copies of each of the following documents:

(a)	Agreement and Declaration of Trust dated as of July 1, 1997, together with all Amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the “Trust Agreement”), copies of which are on file with the Trust;

(b)	By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”);

(c)	Co-Administration Agreement between the Trust and its Co-Administrators;

(d)	Distribution Agreement and Foreign Custody Agreement between the Trust and its Distributor;

(e)	Custodian Agreement and Foreign Custody Agreement between the Trust and its Custodian;

(f)	Transfer Agency Agreement between the Trust and its Transfer Agent;

(g)	Prospectuses and Statements of Additional Information for the Current Portfolios (such Prospectuses and Statements of Additional Information, as presently in effect and as amended, supplemented and/or superseded from time to time, is herein called the “Prospectus” and “Statement of Additional Information,” respectively); and

(h)	All Post-Effective Amendments to the Trust’s Registration Statement on Form N-1A (No. 2-80543) under the Securities Act of 1933 (the “1933 Act”) and all Amendments to the Trust’s Registration Statement on such form (No. 811-3605) under the 1940 Act, filed with the Commission to date (such Registration Statement, as presently in effect and as amended from time to time, is herein called the “Registration Statement”).

The Trust agrees to promptly furnish the Advisers from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

3. Duties of Advisers.

(a)	Subject to the general supervision of the Trustees of the Trust, NTI shall manage the investment operations of each of the Portfolios, jointly with NTGIL with respect to the International Growth Portfolio, and the composition of each Portfolio’s assets, including the purchase, retention and disposition thereof. In this regard, the Advisers:

(i)	shall provide supervision of the Portfolios, assets, furnish a continuous investment program for such Portfolios, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested as cash;

(ii)

shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Portfolio in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Advisers shall use their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Advisers shall consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Advisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Portfolio and/or other account over which the Advisers and/or an affiliate of the Advisers exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Advisers shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Advisers may, at their discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Advisers’ opinion of the reliability and quality of such broker, dealer or such other person; and

(iii)	may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by the Advisers, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisers in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and to such other accounts.

(b)	Each Adviser, in connection with its rights and duties with respect to the Trust:

(i)	shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(ii)	shall act in conformity with the Trust Agreement, By-Laws, Registration Statement, Prospectus and Statement of Additional Information, and the instructions and directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

(c)	Each Adviser shall:

(i)	comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(ii)	maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations and those of any affiliated bank of the Advisers. When the Advisers make investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio’s account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of the Advisers.

(d)	No Adviser shall, unless permitted by the Commission:

(i)	permit the Portfolios to execute transactions with the Advisers’ Bond Department; or

(ii)	permit the Portfolios to purchase certificates of deposit of the Advisers or their affiliate banks, commercial paper issued by the Advisers’ parent holding company or other securities issued or guaranteed by the Advisers, their parent holding company or their subsidiaries or affiliates.

(e)	The Advisers shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request.

(f)	The services of the Advisers hereunder are not deemed exclusive and the Advisers shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

4. Expenses.    During the term of this Agreement, each Adviser shall pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof, other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities purchased or sold for a Portfolio.

5. Compensation.

(a)	For the services provided and the expenses assumed by the Advisers pursuant to this Agreement, the Trust shall pay to the Advisers as full compensation therefor a fee at the annual rate as set forth in Exhibit A.

(b)	The fee will be computed based on net assets on each day and will be paid to the Advisers monthly.

6. Books and Records.    Each Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). Each Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

7. Indemnification.

(a)	The Trust hereby agrees to indemnify and hold harmless the Advisers, their directors, officers, and employees and each person, if any, who controls the Advisers (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the Securities Exchange Act of 1934, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Registration Statement, the Prospectus, the Statement of Additional Information, or any application or other document filed in connection with the qualification of the Trust or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of the Advisers’ duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of the Adviser for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information; or

(ii)	subject to clause (i) above, the Advisers acting in accordance with the terms hereof;

and the Trust will reimburse each Indemnified Party for any legal or other expense incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damages, liability or action.

(b)	If the indemnification provided for in paragraph 7(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and the Advisers agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(c)	It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

8. Duration and Termination.    Insofar as the holders of Shares representing the interests in the Current Portfolios are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until June 30, 2008, and, insofar as the holders of the Shares representing the interests of each of the other Portfolios are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to paragraph 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Portfolio) until June 30 of the year following the year in which the Portfolio becomes a Portfolio hereunder, and with respect to each Portfolio thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Portfolio; provided, however, that this Agreement may be terminated by the Trust as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as so defined) representing the interests in the Portfolio affected thereby on 60 days’ written notice to the Advisers, or by the Advisers at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The requirement that this Agreement be “approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

9. Name of the Trust.    The Advisers agree that the name “Northern” may be used in the name of the Trust and that such name, any related logos and any service marks containing the word “Northern” may be used in connection with the Trust’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Trust will cease such use. The Trust acknowledges that it has no rights to the name “Northern,” such logos or service marks other than those granted in this paragraph and that the Advisers reserve to themselves the right to grant the nonexclusive right to use the name “Northern,” such logos or service marks to any other person, including, but not limited to, another investment company.

10. Status of Advisers as Independent Contractors.    Each Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

11. Amendment of Agreement.    This Agreement may be amended by mutual consent of the parties, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Portfolio affected by such amendment.

12. Shareholder Liability.    This Agreement is executed by or on behalf of the Trust with respect to each of the Portfolios and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Portfolio-by-Portfolio basis, and the assets of one Portfolio shall not be liable for the obligations of another Portfolio.

13. Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and (except as to paragraph 12 hereof which shall be construed in accordance with the laws of the State of Delaware) the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to the last sentence of paragraph 8) and, to the extent provided in paragraph 7 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14. Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of this      day of             , 2008.

NORTHERN INSTITUTIONAL FUNDS

By:
Name:
Title:

NORTHERN TRUST INVESTMENTS, N.A.

By:
Name:
Title:

NORTHERN TRUST GLOBAL INVESTMENTS LTD. (As to International Growth Portfolio only)

By:
Name:
Title:

EXHIBIT A

Pursuant to Section 5 of this Agreement, the Trust shall pay to the Advisers a fee at the annual rate calculated as a percentage of each Current Portfolio’s assets as set forth below:

FUND	FEE RATE (%)
Balanced Portfolio	0.60
Bond Portfolio	0.40
Core Bond Portfolio	0.40
Diversified Assets Portfolio	0.25
Diversified Growth Portfolio	0.75
Equity Index Portfolio	0.10
Focused Growth Portfolio	0.85
Government Portfolio	0.25
Government Select Portfolio	0.20
Intermediate Bond Portfolio	0.40
International Equity Index Portfolio	0.25
International Growth Portfolio	0.90
Mid Cap Growth Portfolio	0.90
Municipal Portfolio	0.20
Prime Obligations Portfolio	0.15
Short Bond Portfolio	0.40
Small Company Growth Portfolio	0.95
Small Company Index Portfolio	0.20
Tax-Exempt Portfolio	0.25
U.S. Government Securities Portfolio	0.40
U.S. Treasury Index Portfolio	0.30

APPENDIX I

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

AGREEMENT between NORTHERN INSTITUTIONAL FUNDS, a Delaware business trust (the “Trust”), and NORTHERN TRUST INVESTMENTS, N.A., a national banking association (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust presently offers Shares in a portfolio, known as the Liquid Assets Portfolio (such portfolio, the “Current Portfolio,” together with all other portfolios previously or subsequently established by the Trust and made subject to this Agreement being herein collectively referred to as the “Portfolios”); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and its Current Portfolio as indicated below and the Adviser is willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment of Adviser.

(a)	The Trust hereby appoints the Adviser to act as investment adviser to the Trust and its Current Portfolio for the periods and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)

In the event that the Trust establishes one or more portfolios other than the Current Portfolio with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement it shall notify the Trust in writing whereupon such portfolio shall become a Portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Current Portfolio except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser) are modified with respect to such Portfolio in writing by the Trust and the Adviser at the time.

(c)	At its discretion, the Adviser may provide advisory services under this Agreement through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by or are under control with the Adviser, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by the Adviser’s authorized officers. In addition, the Adviser may engage one or more investment advisers that are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers or co-advisers to provide with respect to any Portfolio any or all of the services set forth in this Agreement, all as shall be set forth in a written contract approved to the extent and in the manner required by the 1940 Act and interpretations thereof by the Securities and Exchange Commission (the “Commission”) and its staff.

2. Delivery of Documents.    The Trust has delivered (or will deliver as soon as is possible) to the Adviser copies of each of the following documents:

(a)	Agreement and Declaration of Trust dated as of July 1, 1997, together with all Amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the “Trust Agreement”), copies of which are on file with the Trust;

(b)	By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”);

(c)	Co-Administration Agreement between the Trust and its Co-Administrators;

(d)	Placement Agency Agreement and Foreign Custody Agreement between the Trust and its Placement Agent;

(e)	Custodian Agreement and Foreign Custody Agreement between the Trust and its Custodian;

(f)	Transfer Agency Agreement between the Trust and its Transfer Agent;

(g)	Prospectus and Statement of Additional Information for the Current Portfolio (such Prospectus and Statement of Additional Information, as presently in effect and as amended, supplemented and/or superseded from time to time, is herein called the “Prospectus” and “Statement of Additional Information,” respectively); and

(h)	All Amendments the Trust’s Registration Statement on Form N-1A (No. 811-3605) under the 1940 Act filed with the Commission (such Registration Statement, as presently in effect and as amended from time to time, is herein called the “Registration Statement”).

The Trust agrees to promptly furnish the Adviser from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

3. Duties of Adviser.

(a)	Subject to the general supervision of the Trustees of the Trust, the Adviser shall manage the investment operations of each of the Portfolios and the composition of each Portfolio’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:

(i)	shall provide supervision of the Portfolios’ assets, furnish a continuous investment program for such Portfolios, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested as cash;

(ii)

shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other persons who deal in the securities in which the Portfolio in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934)

provided to any fund and/or other account over which the Adviser and/or an affiliate of the Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons the Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Adviser’s opinion of the reliability and quality of such broker, dealer or such other person; and

(iii)	may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and to such other accounts.

(b)	The Adviser, in connection with its rights and duties with respect to the Trust:

(i)	shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(ii)	shall act in conformity with the Trust Agreement, By-Laws, Registration Statement, Prospectus and Statement of Additional Information, and the instructions and directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

(c)	The Adviser shall:

(i)	comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(ii)	maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations and those of any affiliated bank of the Adviser. When the Adviser makes investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio’s account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of the Adviser.

(d)	The Adviser shall not, unless permitted by the Commission:

(i)	permit the Portfolios to execute transactions with the Adviser’s Bond Department; or

(ii)	permit the Portfolios to purchase certificates of deposit of the Adviser or its affiliate banks, commercial paper issued by the Adviser’s parent holding company or other securities issued or guaranteed by the Adviser, its parent holding company or their subsidiaries or affiliates.

(e)	The Adviser shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request.

(f)	The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

4. Expenses.    During the term of this Agreement, the Adviser shall pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof, other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities purchased or sold for the Portfolio.

5. Compensation.

(a)	For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay to the Adviser as full compensation therefor a fee at an annual rate of .25% of the Portfolio’s average net assets.

(b)	The fee will be computed based on net assets on each day and will be paid to the Adviser monthly.

6. Books and Records.    The Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

7. Indemnification.

(c)	The Trust hereby agrees to indemnify and hold harmless the Adviser, its directors, officers, and employees and each person, if any, who controls the Adviser (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Registration Statement, the Prospectus, the Statement of Additional Information, or any application or other document filed in connection with the qualification of the Trust or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of the Adviser’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of the Adviser for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information; or

(ii)	subject to clause (i) above, the Adviser acting in accordance with the terms hereof;

and the Trust will reimburse each Indemnified Party for any legal or other expense incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damages, liability or action.

(d)	If the indemnification provided for in paragraph 7(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and the Adviser agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)	It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

8. Duration and Termination.    Insofar as the holders of Shares representing the interests in a Fund are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to paragraph 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Fund) until June 30 of the year following the year in which the Fund becomes a Fund hereunder, and with respect to each Fund thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Fund; provided, however, that this Agreement may be terminated by the Trust as to any Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Fund affected thereby on 60 days’ written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The requirement that this Agreement be “approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

9. Name of the Trust.    The Adviser agrees that the name “Northern” may be used in the name of the Trust and that such name, any related logos and any service marks containing the words “Northern” may be used in connection with the Trust’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Trust will cease such use. The Trust acknowledges that it has no rights to the name “Northern,” such logos or service marks other than those granted in this paragraph and that the Adviser reserves to itself the right to grant the nonexclusive right to use the name “Northern,” such logos or service marks to any other person, including, but not limited to, another investment company.

10. Status of Adviser as Independent Contractor.    The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

11. Amendment of Agreement.    This Agreement may be amended by mutual consent of the parties, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to a voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

12. Shareholder Liability.    This Agreement is executed by or on behalf of the Trust with respect to each of the Portfolios and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Portfolio-by-Portfolio basis, and the assets of one Portfolio shall not be liable for the obligations of another Portfolio.

13. Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and (except as to paragraph 12 hereof which shall be construed in accordance with the laws of the State of Delaware) the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to the last sentence of paragraph 8) and, to the extent provided in paragraph 7 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

14. Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of this     day of             , 2008.

NORTHERN INSTITUTIONAL FUNDS

By:
Name:
Title:

NORTHERN TRUST INVESTMENTS, N.A.

By:
Name:
Title:

APPENDIX J

NONADVISORY FEES PAID TO ADVISERS AND THEIR AFFILIATES

NORTHERN FUNDS

For the fiscal year ended March 31, 2007, the amount of administration (with respect to NTI), custody and fund accounting, and transfer agency fees paid by each of the Funds was as follows:

	Administration Fees – NTI(5)	Custody and Fund Accounting Fees	Transfer Agency Fees
Arizona Tax-Exempt Fund	$78,037	$48,535	$52,024
Bond Index Fund(1)	16,645	6,120	11,096
California Intermediate Tax-Exempt Fund	128,251	47,669	85,499
California Municipal Money Market Fund	1,748,962	243,042	1,165,960
California Tax-Exempt Fund	148,681	52,155	99,120
Emerging Markets Equity Fund(2)	308,035	263,453	205,354
Enhanced Large Cap Fund	118,481	95,003	78,986
Fixed Income Fund	1,354,060	223,312	902,696
Global Fixed Income Fund	47,218	88,359	31,478
Global Real Estate Index Fund(3)	244,468	195,901	162,977
Growth Equity Fund	936,866	163,227	624,569
High Yield Fixed Income Fund	2,379,581	226,198	1,586,368
High Yield Municipal Fund	407,742	87,223	271,825
Income Equity Fund	570,009	109,222	380,001
Intermediate Tax-Exempt Fund	862,024	144,392	574,676
International Equity Index Fund	1,874,213	1,311,676	1,249,460
International Growth Equity Fund	1,932,915	1,338,338	1,288,594
Large Cap Value Fund	1,768,350	270,892	1,178,885
Mid Cap Growth Fund	344,552	88,569	229,699
Mid Cap Index Fund	462,347	125,082	308,227
Money Market Fund	15,910,351	2,116,620	10,606,772
Municipal Money Market Fund	8,626,469	1,145,891	5,750,910
Select Equity Fund	306,134	86,612	204,087
Short-Intermediate Tax-Exempt(4)	N/A	N/A	N/A
Short-Intermediate U.S. Government Fund	199,894	55,635	133,261
Small Cap Growth Fund	84,686	63,160	56,456
Small Cap Index Fund	614,307	315,224	409,533
Small Cap Value Fund	978,168	281,311	652,104
Stock Index Fund	819,144	172,386	546,089
Tax-Exempt Fund	779,700	135,343	519,793
Technology Fund	258,868	70,958	172,577
U.S. Government Fund	217,335	63,621	144,888
U.S. Government Money Market Fund	1,149,084	137,814	766,047
U.S. Government Select Money Market Fund	1,545,940	220,161	1,030,615

(1)	The Fund commenced operations on February 27, 2007.

(2)	The Fund commenced operations on April 25, 2006.

(3)	The Fund commenced operations on July 26, 2006.

(4)	The Fund commenced operations on August 22, 2007.

(5)	Fees represent amount received by NTI as co-administrator from each Fund, but to not reflect fees NTI subsequently pays to PFPC as co-administrator.

NONADVISORY FEES PAID TO ADVISERS AND THEIR AFFILIATES

NORTHERN INSTITUTIONAL FUNDS

For the fiscal year ended November 30, 2006, the amount of administration (with respect to NTI), custody and fund accounting, securities lending and transfer agency fees incurred by each Portfolio was as follows:

	Administration Fees - NTI(1)	Custody and Fund Accounting Fees	Securities Lending Fees	Transfer Agency Fees
Balanced Portfolio	$126,403	$38,526	$13,030	$16,950
Bond Portfolio	278,050	36,707	64,599	28,174
Core Bond Portfolio	169,217	41,350	31,794	16,923
Diversified Assets Portfolio	11,346,522	428,052	—	89,006
Diversified Growth Portfolio	36,520	36,451	620	3,890
Equity Index Portfolio	765,826	134,546	25,346	110,162
Focused Growth Portfolio	99,776	28,794	2,878	10,432
Government Portfolio	2,852,647	2,104	—	52,431
Government Select Portfolio	4,808,551	105,870	—	157,711
Intermediate Bond Portfolio	32,866	28,474	9,151	3,412
International Equity Index Portfolio	170,001	135,978	12,759	11,452
International Growth Portfolio	281,130	201,061	21,431	19,456
Liquid Assets Portfolio	2,462,738	0	—	0
Mid Cap Growth Portfolio	14,484	35,285	776	5,536
Municipal Portfolio	1,931,819	60,434	—	17,827
Prime Obligations Portfolio	1,352,448	116,105	—	31,525
Short Bond Portfolio	160,055	33,304	9,678	16,417
Small Company Growth Portfolio	4,596	35,575	1,927	486
Small Company Index Portfolio	71,853	98,039	56,250	7,597
Tax-Exempt Portfolio	693,050	81,447	—	14,017
U.S. Government Securities Portfolio	71,690	17,057	2,536	7,558
U.S. Treasury Index Portfolio	49,752	22,621	10,367	8,174

(1)	Fees represent amount received by NTI as co-administrator from each Portfolio, but do not reflect fees NTI subsequently pays to PFPC as co-administrator.

NONADVISORY FEES PAID TO ADVISERS AND THEIR AFFILIATES

NORTHERN INSTITUTIONAL FUNDS

For the fiscal year ended November 30, 2006, the aggregate amount of Shareholder Service Fees incurred by each class of each Portfolio and paid to the Investment Advisers and their affiliates was as follows:

2006
Diversified Assets Portfolio
Service Class	$56,201
Premier Class	38,169
Government Portfolio
Service Class	17,400
Government Select Portfolio
Service Class	92,195
Premier Class	5,489

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 1/29/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Proxy Statement
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request as instructed below on or before 1/18/08 to facilitate timely delivery.

To request material: Internet: www.investorEconnect.com Telephone: 800-579-1639 *Email: sendmaterial@investorEconnect.com
* If requesting material by e-mail, please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment adviser.
NORTHERN FUNDS
Vote In Person
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717

Should you choose to vote these shares in person at the meeting you must request a copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
R1NTH1	1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the website and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Location

The Special Meeting for shareholders as of 10/3/07 is to be held on 1/29/08 at 10:00 a.m. Central Time

at: The Northern Trust Company 50 South LaSalle Street B-4, Room 7 Chicago, Illinois 60603	THIS SPACE RESERVED FOR MAP

For directions to the meeting, please call 800-595-9111.

R1NTH2	P99999-010 12 15 # OF #

PAGE B (OF DUPLEX A/B)

Voting items
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.
Proposal 1
Election of Trustees
Nominees :	(01) William L. Bax, (02) Edward J. Condon, Jr., (03) Sharon Gist Gilliam, (04) Sandra Polk Guthman, (05) Michael E. Murphy, (06) Mary Jacobs Skinner, (07) Richard P. Strubel, (08) Casey Sylla.
Proposal 2
Approval of the Amended and Restated Investment Advisory Agreement.

	CONTROL # →	0000 0000 0000
	BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION:		Acct # XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip
R1NTH3	TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		P99999-010 12 15 # OF #
PAGE C (OF DUPLEX C/D)

Voting items
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN INSTITUTIONAL FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.
Proposal 1
Election of Trustees
Nominees :	(09) William L. Bax, (10) Edward J. Condon, Jr., (11) Sharon Gist Gilliam, (12) Sandra Polk Guthman, (13) Michael E. Murphy, (14) Mary Jacobs Skinner, (15) Richard P. Strubel, (16) Casey Sylla.
Proposal 2
Approval of the Amended and Restated Investment Advisory Agreement.

	CONTROL # →	0000 0000 0000
	BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION:		Acct # XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip
R1NTH4	TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		P99999-010 12 15 # OF #
PAGE C (OF DUPLEX C/D)

Voting items
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN MULTI-MANAGER FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.
Proposal 1
Election of Trustees
Nominees :	(17) William L. Bax, (18) Edward J. Condon, Jr., (19) Sharon Gist Gilliam, (20) Sandra Polk Guthman, (21) Michael E. Murphy, (22) Richard P. Strubel, (23) Casey Sylla.

	CONTROL # →	0000 0000 0000
	BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION:		Acct # XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip
R1NTH5	TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		P99999-010 12 15 # OF #
PAGE C (OF DUPLEX C/D)

NAME
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

R1NTH6	Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip P99999-010 12 15 # OF #

NORTHERN FUNDS C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Northern Funds in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE: 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NORFN1	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN FUNDS
1.	Election of Trustees		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:

	(01) William L. Bax	(05) Michael E. Murphy	☐	☐	☐
	(02) Edward J. Condon, Jr.	(06) Mary Jacobs Skinner
	(03) Sharon Gist Gilliam	(07) Richard P. Strubel
	(04) Sandra Polk Guthman	(08) Casey Sylla

		For	Against	Abstain

2.	Approval of the Amended and Restated Investment Advisory Agreement.	☐	☐	☐

This proxy is solicited by the Board of Trustees of Northern Funds, which unanimously recommends that you vote in favor of the proposals.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposals.

This proxy will be voted as specified above with respect to the action to be taken on the proposals above.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

NORTHERN FUNDS

SPECIAL MEETING OF SHAREHOLDERS

JANUARY 29, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS FOR USE AT A SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE NORTHERN FUNDS TO BE HELD ON JANUARY 29, 2008, AT 10:00 A.M. (CENTRAL TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, B-4, ROOM 7, CHICAGO, IL 60603.

The undersigned hereby appoints Eric Schweitzer, Peter Jacobs and Randal Rein, each of them with full power of substitution, as proxies of the undersigned to vote at the above-referenced meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record or owned by the undersigned on the record date for the meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE JOINT PROXY STATEMENT, DATED OCTOBER 31, 2007.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

PLEASE SIGN ON REVERSE SIDE

NORTHERN INSTITUTIONAL FUNDS C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Northern Institutional Funds in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE: 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Institutional Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NORFN3	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN INSTITUTIONAL FUNDS
1.	Election of Trustees		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:

	(01) William L. Bax	(05) Michael E. Murphy	☐	☐	☐
	(02) Edward J. Condon, Jr.	(06) Mary Jacobs Skinner
	(03) Sharon Gist Gilliam	(07) Richard P. Strubel
	(04) Sandra Polk Guthman	(08) Casey Sylla

		For	Against	Abstain

2.	Approval of the Amended and Restated Investment Advisory Agreement.	☐	☐	☐

This proxy is solicited by the Board of Trustees of Northern Institutional Funds, which unanimously recommends that you vote in favor of the proposals.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposals.

This proxy will be voted as specified above with respect to the action to be taken on the proposals above.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

NORTHERN INSTITUTIONAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS

JANUARY 29, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN INSTITUTIONAL FUNDS FOR USE AT A SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE NORTHERN INSTITUTIONAL FUNDS TO BE HELD ON JANUARY 29, 2008, AT 10:00 A.M. (CENTRAL TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, B-4, ROOM 7, CHICAGO, IL 60603.

The undersigned hereby appoints Eric Schweitzer, Peter Jacobs and Randal Rein, each of them with full power of substitution, as proxies of the undersigned to vote at the above-referenced meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record or owned by the undersigned on the record date for the meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE JOINT PROXY STATEMENT, DATED OCTOBER 31, 2007.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

PLEASE SIGN ON REVERSE SIDE

NORTHERN FUNDS C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Northern Funds in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE: 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NORFN5	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN MULTI-MANAGER FUNDS
1.	Election of Trustees	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:

	(01) William L. Bax	☐	☐	☐
(02) Edward J. Condon, Jr.
(03) Sharon Gist Gilliam
(04) Sandra Polk Guthman
(05) Michael E. Murphy
(06) Richard P. Strubel
(07) Casey Sylla

This proxy is solicited by the Board of Trustees of Northern Multi-Manager Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.

This proxy will be voted as specified above with respect to the action to be taken on the proposal above.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

NORTHERN MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

MULTI-MANAGER MID CAP FUND

MULTI-MANAGER SMALL CAP FUND

SPECIAL MEETING OF SHAREHOLDERS

JANUARY 29, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE NORTHERN MULTI-MANAGER FUNDS

FOR USE AT A SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE NORTHERN MULTI-MANAGER FUNDS TO BE HELD ON JANUARY 29, 2008, AT 10:00 A.M. (CENTRAL TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, B-4, ROOM 7, CHICAGO, IL 60603.

The undersigned hereby appoints Eric Schweitzer, Peter Jacobs and Randal Rein, each of them with full power of substitution, as proxies of the undersigned to vote at the above-referenced meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposal set forth on the reverse side, and at their discretion upon any other matter that may properly come before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE JOINT PROXY STATEMENT, DATED OCTOBER 31, 2007.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

PLEASE SIGN ON REVERSE SIDE